UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05526

J.P. Morgan Mutual Fund Investment Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2014 to December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2014 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 (“S&P 500”) Index to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index (“S&P 500”) broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time. U.S. Treasury securities with longer maturities also performed well during the six month reporting period, as geopolitical risks and concerns about weakness in the global economy pushed investors into so-called safe haven bonds.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, mid cap stocks as measured by the Russell Midcap Index returned 4.18%, outperforming the Russell 2000 Index, which returned 1.65%. The S&P 500 Index returned 6.12%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.69%
Russell 3000 Growth Index	6.10%

Net Assets as of 12/31/2014 (In Thousands)	$4,168,436

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and producer durables sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the energy sectors and its overweight position in the health care sector were leading contributors to relative performance.

Individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Kirby Corp. and Antero Resources Corp. Shares of Apple, a maker of computers and mobile devices, rose on better-than-expected earnings and revenue, driven by sales of its iPhone and other products. Shares of Kirby, a tank and barge operator, fell after the company lowered its quarterly and full-year forecasts for earnings. Shares of Antero Resources, an independent oil and gas exploration and production company, declined amid falling global oil prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Regeneron Pharmaceuticals Inc. and Avago Technologies Inc., and its underweight position in Halliburton Co. Shares of Regeneron, a biopharmaceutical company, rose on investor expectations for its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of Avago, a Singapore producer of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips, which are used by telecom operators upgrading their networks to accommodate so-called 4G smartphones. Shares of Halliburton, an oilfield services company not held by the Fund, declined amid falling global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.0%
2.	Facebook, Inc., Class A	3.9
3.	Gilead Sciences, Inc.	3.4
4.	Google, Inc., Class C	3.1
5.	Acuity Brands, Inc.	2.4
6.	MasterCard, Inc., Class A	2.3
7.	Home Depot, Inc. (The)	2.0
8.	CBRE Group, Inc., Class A	2.0
9.	Celgene Corp.	1.8
10.	Affiliated Managers Group, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.0%
Health Care	18.1
Consumer Discretionary	17.7
Industrials	13.4
Financials	9.0
Materials	4.6
Energy	3.6
Consumer Staples	1.2
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		4.69%	9.54%	16.88%	10.59%
With Sales Charge**		(0.81)	3.82	15.62	9.99
CLASS B SHARES	October 29, 1999
Without CDSC		4.38	8.91	16.29	10.07
With CDSC***		(0.62)	3.91	16.07	10.07
CLASS C SHARES	May 1, 2006
Without CDSC		4.37	8.90	16.27	9.97
With CDSC****		3.37	7.90	16.27	9.97
CLASS R5 SHARES	January 8, 2009	4.84	9.87	17.34	10.93
CLASS R6 SHARES	December 23, 2013	4.83	9.94	17.36	10.94
SELECT CLASS SHARES	May 1, 2006	4.74	9.66	17.10	10.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 7, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6

Shares prior to its inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.22%
Russell Midcap Index	4.18%

Net Assets as of 12/31/2014 (In Thousands)	$3,075,048

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the materials & processing sector and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Sherwin-Williams Co. and Delta Air Lines Inc. and its underweight position in Noble Energy Inc. Shares of Sherwin Williams, a manufacturer and retailer of paints and coatings, rose after the company increased its forecast for revenue and earnings. Shares of Delta Air Lines rose on overall improvement in the air line industry amid strong consumer spending and falling fuel prices. Shares of Noble Energy, an independent oil and natural exploration and production company not held by the Fund, fell after the company’s earnings fell below analysts’ estimates amid weakening global oil prices.

Leading individual detractors from relative performance included the Fund’s overweight positions in Laredo Petroleum Holdings Inc., Southwestern Energy Co. and Kirby Corp. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company, fell amid a decline in global oil prices. Shares of Southwestern Energy, an independent oil and natural gas exploration and production company, fell after the company lowered its cash flow forecast amid falling global oil prices. Shares of Kirby, a tank and barge operator, fell after the company lowered its quarter and full-year forecasts for earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	1.4%
2.	Amphenol Corp., Class A	1.4
3.	Carlisle Cos., Inc.	1.3
4.	Humana, Inc.	1.3
5.	Acuity Brands, Inc.	1.2
6.	Fortune Brands Home & Security, Inc.	1.1
7.	Mohawk Industries, Inc.	1.1
8.	CBRE Group, Inc., Class A	1.1
9.	Illumina, Inc.	1.1
10.	Affiliated Managers Group, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.2%
Consumer Discretionary	19.0
Information Technology	16.5
Industrials	13.1
Health Care	10.7
Utilities	4.7
Materials	4.6
Consumer Staples	4.0
Energy	4.0
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		4.04%	12.48%	16.89%	9.48%
With Sales Charge**		(1.43)	6.58	15.63	8.89
CLASS C SHARES	November 2, 2009
Without CDSC		3.77	11.92	16.31	9.20
With CDSC***		2.77	10.92	16.31	9.20
CLASS R2 SHARES	March 14, 2014	3.92	12.27	16.84	9.46
CLASS R5 SHARES	March 14, 2014	4.27	12.96	17.31	9.68
CLASS R6 SHARES	March 14, 2014	4.29	12.99	17.32	9.69
SELECT CLASS SHARES	January 1, 1997	4.22	12.86	17.29	9.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares. Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.12%
Russell Midcap Growth Index	5.07%

Net Assets as of 12/31/2014 (In Thousands)	$2,369,846

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while security selection in the technology sector and the materials & processing sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included Laredo Petroleum Holdings Inc., Kirby Corp. and Concho Resources Inc. Shares of both Laredo Petroleum and Concho Resoiurces, independent oil and natural gas exploration and production companies, fell amid a decline in global oil prices. Shares of Kirby, a tank and barge operator, fell after the company lowered its quarter and full-year forecasts for earnings.

Leading individual contributors to relative performance included Delta Air Lines Inc., Avago Technologies Ltd. and Ulta Salon, Cosmetics & Fragrances Inc. Shares of Delta Air Lines, which was not held in the Benchmark, benefitted from improvement in the overall outlook for the airline industry, amid strong consumer spending and falling fuel prices. Shares of Avago, a Singapore producer of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips, which are used by telecom operators upgrading their networks to accommodate so-called 4G smartphones. Shares of Ulta Salon, a cosmetics retail chain, strengthened after the company raised its forecast for earnings and sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acuity Brands, Inc.	2.5%
2.	CBRE Group, Inc., Class A	2.1
3.	Illumina, Inc.	2.1
4.	Affiliated Managers Group, Inc.	2.1
5.	Sherwin-Williams Co. (The)	2.1
6.	Delta Air Lines, Inc.	2.0
7.	Alliance Data Systems Corp.	1.8
8.	Michael Kors Holdings Ltd., (Hong Kong)	1.7
9.	Ulta Salon Cosmetics & Fragrance, Inc.	1.7
10.	Amphenol Corp., Class A	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.3%
Consumer Discretionary	20.4
Industrials	16.8
Health Care	14.8
Financials	10.8
Energy	4.2
Materials	3.0
Consumer Staples	2.5
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
1	Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved the change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek growth of capital and secondarily, current income by investing primarily in equity securities.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 18, 1992
Without Sales Charge		1.95%	10.64%	16.34%	9.38%
With Sales Charge**		(3.39)	4.85	15.10	8.79
CLASS B SHARES	January 14, 1994
Without CDSC		1.73	10.13	15.77	8.87
With CDSC***		(3.27)	5.13	15.55	8.87
CLASS C SHARES	November 4, 1997
Without CDSC		1.69	10.13	15.77	8.77
With CDSC****		0.69	9.13	15.77	8.77
CLASS R2 SHARES	June 19, 2009	1.88	10.48	16.17	9.21
CLASS R5 SHARES	November 1, 2011	2.18	11.14	16.82	9.74
CLASS R6 SHARES	November 1, 2011	2.25	11.24	16.87	9.76
SELECT CLASS SHARES	March 2, 1989	2.12	11.00	16.71	9.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.45%
Russell Midcap Value Index	3.25%

Net Assets as of 12/31/2014 (In Thousands)	$15,993,084

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the materials sector and its security selection and overweight position in the consumer discretionary sectors were leading contributors to performance relative to the Benchmark, while the Fund’s underweight positions in the telecommunication services (no holdings) and utilities sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included Sigma-Aldrich Corp., Kroger Co. and PBF Energy Co. Shares of Sigma-Aldrich, a U.S. laboratory supply company, rose on the company’s $17 billion acquisition by German drug and chemical company, Merck KGaA. Shares of Kroger, a supermarket chain not held in the Benchmark, rose on better-than-expected earnings and the company’s revised profit forecast, partly due to acquisitions. Shares of PBF Energy, an independent petroleum refiner, rose on the initial public offering for the company’s PBF Logistics LP unit.

Leading individual detractors from relative performance included Albermarle Corp., Gap Inc. and Xilinx Inc. Shares of Albermarle, a specialty chemicals company, declined on the company’s acquisition of Rockwood Holdings Inc. Shares of Gap, a clothing retailer not held in the Benchmark, fell after the company lowered its earnings forecast. Shares of Xilinx, a semiconductor company not held in the Benchmark, fell on a weak outlook for revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund continued to have an overweight position in consumer discretionary stocks. The Fund’s largest underweight position was in the telecommunication services sector, where it had no holdings during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Kohl’s Corp.	1.6%
2.	Loews Corp.	1.6
3.	Expedia, Inc.	1.6
4.	Cigna Corp.	1.6
5.	Gap, Inc. (The)	1.6
6.	Arrow Electronics, Inc.	1.5
7.	Jack Henry & Associates, Inc.	1.5
8.	Fifth Third Bancorp	1.4
9.	Questar Corp.	1.4
10.	Ameriprise Financial, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.8%
Consumer Discretionary	17.8
Industrials	9.4
Utilities	9.3
Information Technology	8.8
Health Care	6.7
Materials	6.1
Consumer Staples	5.5
Energy	3.8
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		6.20%	14.60%	17.69%	9.47%
With Sales Charge**		0.63	8.59	16.43	8.88
CLASS B SHARES	April 30, 2001
Without CDSC		5.88	13.98	17.08	9.03
With CDSC***		0.88	8.98	16.87	9.03
CLASS C SHARES	April 30, 2001
Without CDSC		5.92	14.02	17.09	8.92
With CDSC****		4.92	13.02	17.09	8.92
CLASS R2 SHARES	November 3, 2008	6.03	14.29	17.38	9.29
INSTITUTIONAL CLASS SHARES	November 13, 1997	6.45	15.14	18.26	10.01
SELECT CLASS SHARES	October 31, 2001	6.30	14.85	17.98	9.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.78%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%

Net Assets as of 12/31/14 (In Thousands)	$321,008

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection process produced positive returns in the information technology and health care sectors and negative returns in the energy and telecommunication services sectors.

Individual contributors to Fund returns included short positions in McDermott International Inc. and Transocean Ltd. and a long position in United Therapeutics Corp. Shares of both McDermott International and Transocean, both of which provide engineering and other services to the energy sector, declined amid investor concerns that falling global oil prices will hurt demand for their services. Shares of United Therapeutics, a drug maker, rose following a court ruling that blocked a competitor from selling a generic version of the company’s key hypertension drug.

Individual detractors from Fund returns included its long position in Patterson-UTI Energy Inc. and its short position in Norwegian Cruise Line Holdings Ltd. and Avago Technologies Ltd. Shares of Patterson-UTI, an owner/operator of oil drilling rigs, fell amid a decline in the global price of oil. Shares of Norwegian Cruise Lines, a cruise line operator, rose after the company raised its earnings forecast above analysts’ estimates. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgraded their networks for so-called 4G smartphones.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Express Scripts Holding Co.	1.2%
2.	RLJ Lodging Trust	1.1
3.	Western Digital Corp.	1.1
4.	Sealed Air Corp.	1.1
5.	Stryker Corp.	1.1
6.	Kroger Co. (The)	1.1
7.	AT&T, Inc.	1.1
8.	Pilgrim’s Pride Corp.	1.1
9.	Restaurant Brands International, Inc.	1.1
10.	Hewlett-Packard Co.	1.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	CarMax, Inc.	1.2%
2.	Praxair, Inc.	1.2
3.	Dominion Resources, Inc.	1.2
4.	LinkedIn Corp., Class A	1.2
5.	Estee Lauder Cos., Inc. (The), Class A	1.2
6.	Hain Celestial Group, Inc. (The)	1.1
7.	Charter Communications, Inc., Class A	1.1
8.	McCormick & Co., Inc. (Non-Voting)	1.1
9.	Panera Bread Co., Class A	1.1
10.	CoStar Group, Inc.	1.1

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.6%
Consumer Discretionary	16.3
Industrials	14.0
Health Care	12.3
Consumer Staples	7.3
Financials	4.8
Materials	4.1
Utilities	3.5
Energy	3.0
Telecommunication Services	2.8
Short-Term Investment	6.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	24.0%
Industrials	18.5
Consumer Discretionary	17.8
Health Care	12.0
Consumer Staples	8.3
Financials	5.5
Energy	4.9
Materials	4.2
Utilities	3.3
Telecommunication Services	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		1.61%	1.41%	0.06%	0.82%
With Sales Charge**		(3.73)	(3.91)	(1.02)	0.28
CLASS B SHARES	May 23, 2003
Without CDSC		1.38	0.95	(0.58)	0.22
With CDSC***		(3.62)	(4.05)	(0.99)	0.22
CLASS C SHARES	May 23, 2003
Without CDSC		1.38	0.95	(0.58)	0.12
With CDSC****		0.38	(0.05)	(0.58)	0.12
SELECT CLASS SHARES	May 23, 2003	1.78	1.68	0.31	1.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.48%
Russell 3000 Value Index	4.39%

Net Assets as of 12/31/2014 (In Thousands)	$9,854,695

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection and underweight position in the energy sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its security selection and underweight position in the health care sector were leading detractors from relative performance.

Leading individual contributors to relative performance included its underweight position in Chevron Corp. and its overweight positions in Bed Bath & Beyond and Home Depot Inc. Shares of Chevron, an integrated energy producer not held in the Fund, declined sharply along with the global price of oil. Shares of Bed Bath & Beyond, an operator of retail chains, rose on better-than-expected quarterly revenue and healthy earnings. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, strengthened on better than expected quarterly sales.

Leading individual detractors from relative performance included The Fund’s overweight positions in Southwestern Energy Co. and Dover Corp and its underweight position in Berkshire Hathaway Inc. Shares of Southwestern Energy, an independent oil and natural gas exploration and production company not held in the Benchmark, fell after the company lowered its forecast of cash flow amid falling global oil prices. Shares of Dover, a manufacturer of pumps and compressors, declined on a lower forecast for quarterly earnings. Shares of Berkshire Hathaway, a financial holding company not held by the Fund, rose on the strength of the company’s core insurance and freight rail businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight position continued to be in the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest underweight position was in the energy sector. In addition, the Fund’s relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.3%
2.	Exxon Mobil Corp.	2.6
3.	Pfizer, Inc.	2.1
4.	Johnson & Johnson	2.0
5.	Loews Corp.	1.8
6.	Bank of America Corp.	1.7
7.	DISH Network Corp., Class A	1.6
8.	Capital One Financial Corp.	1.6
9.	Merck & Co., Inc.	1.6
10.	Kohl’s Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.2%
Consumer Discretionary	14.9
Health Care	8.6
Industrials	8.3
Energy	7.1
Utilities	5.8
Information Technology	5.5
Consumer Staples	4.8
Materials	3.6
Telecommunication Services	1.1
Short-Term Investment	8.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2005
Without Sales Charge		5.18%	13.30%	16.48%	9.80%
With Sales Charge**		(0.36)	7.35	15.23	9.20
CLASS C SHARES	February 28, 2005
Without CDSC		4.91	12.70	15.90	9.26
With CDSC***		3.91	11.70	15.90	9.26
INSTITUTIONAL CLASS SHARES	February 28, 2005	5.48	13.87	17.05	10.30
SELECT CLASS SHARES	February 28, 2005	5.31	13.57	16.77	10.08

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 17.7%
	Auto Components — 0.9%
671	BorgWarner, Inc.	36,882

	Automobiles — 2.0%
590	Harley-Davidson, Inc.	38,887
195	Tesla Motors, Inc. (a)	43,281

		82,168

	Hotels, Restaurants & Leisure — 2.2%
1,717	Hilton Worldwide Holdings, Inc. (a)	44,786
576	Starbucks Corp.	47,277

		92,063

	Household Durables — 0.9%
229	Mohawk Industries, Inc. (a)	35,624

	Internet & Catalog Retail — 3.5%
163	Amazon.com, Inc. (a)	50,680
111	Netflix, Inc. (a)	37,782
51	Priceline Group, Inc. (The) (a)	58,151

		146,613

	Specialty Retail — 6.1%
204	Advance Auto Parts, Inc.	32,557
963	GameStop Corp., Class A	32,553
795	Home Depot, Inc. (The)	83,472
475	Ulta Salon Cosmetics & Fragrance, Inc. (a)	60,775
1,339	Urban Outfitters, Inc. (a)	47,036

		256,393

	Textiles, Apparel & Luxury Goods — 2.1%
804	Michael Kors Holdings Ltd., (Hong Kong) (a)	60,395
946	Wolverine World Wide, Inc.	27,888

		88,283

	Total Consumer Discretionary	738,026

	Consumer Staples — 1.2%
	Food & Staples Retailing — 1.2%
1,423	Sprouts Farmers Market, Inc. (a)	48,364

	Energy — 3.6%
	Energy Equipment & Services — 1.5%
260	Dril-Quip, Inc. (a)	19,965
520	Schlumberger Ltd. (m)	44,448

		64,413

	Oil, Gas & Consumable Fuels — 2.1%
486	Antero Resources Corp. (a)	19,734
324	Concho Resources, Inc. (a)	32,309

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
494	Phillips 66	35,441

		87,484

	Total Energy	151,897

	Financials — 9.0%
	Banks — 1.8%
872	East West Bancorp, Inc.	33,759
336	Signature Bank (a)	42,348

		76,107

	Capital Markets — 3.8%
332	Affiliated Managers Group, Inc. (a)	70,485
750	Lazard Ltd., (Bermuda), Class A	37,497
1,368	TD Ameritrade Holding Corp.	48,933

		156,915

	Diversified Financial Services — 0.9%
389	Moody’s Corp.	37,308

	Insurance — 0.5%
381	AmTrust Financial Services, Inc.	21,416

	Real Estate Management & Development — 2.0%
2,389	CBRE Group, Inc., Class A (a)	81,834

	Total Financials	373,580

	Health Care — 18.1%
	Biotechnology — 10.0%
235	Alexion Pharmaceuticals, Inc. (a)	43,464
181	Biogen Idec, Inc. (a)	61,542
671	Celgene Corp. (a)	75,092
1,502	Gilead Sciences, Inc. (a)	141,578
149	Regeneron Pharmaceuticals, Inc. (a)	61,127
287	Vertex Pharmaceuticals, Inc. (a)	34,096

		416,899

	Health Care Equipment & Supplies — 0.6%
1,566	Novadaq Technologies, Inc., (Canada) (a)	26,032

	Health Care Providers & Services — 2.6%
750	Acadia Healthcare Co., Inc. (a)	45,901
608	UnitedHealth Group, Inc.	61,412

		107,313

	Health Care Technology — 0.6%
924	Veeva Systems, Inc., Class A (a)	24,398

	Life Sciences Tools & Services — 2.2%
759	Fluidigm Corp. (a)	25,584
360	Illumina, Inc. (a)	66,357

		91,941

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — 2.1%
1,552	Nektar Therapeutics (a)	24,059
451	Valeant Pharmaceuticals International, Inc. (a)	64,571

		88,630

	Total Health Care	755,213

	Industrials — 13.4%
	Airlines — 1.3%
1,107	Delta Air Lines, Inc.	54,468

	Building Products — 2.2%
1,264	Fortune Brands Home & Security, Inc.	57,203
768	Trex Co., Inc. (a)	32,706

		89,909

	Electrical Equipment — 2.4%
715	Acuity Brands, Inc.	100,122

	Industrial Conglomerates — 1.5%
694	Carlisle Cos., Inc.	62,636

	Machinery — 1.5%
605	Pall Corp.	61,232

	Marine — 0.7%
344	Kirby Corp. (a)	27,783

	Road & Rail — 1.9%
149	Canadian Pacific Railway Ltd., (Canada)	28,740
677	Old Dominion Freight Line, Inc. (a)	52,527

		81,267

	Trading Companies & Distributors — 1.9%
2,098	HD Supply Holdings, Inc. (a)	61,855
565	Rush Enterprises, Inc., Class A (a)	18,108

		79,963

	Total Industrials	557,380

	Information Technology — 28.9%
	Communications Equipment — 1.5%
1,511	Ciena Corp. (a)	29,327
266	Palo Alto Networks, Inc. (a)	32,640

		61,967

	Electronic Equipment, Instruments & Components — 1.1%
838	Amphenol Corp., Class A	45,087

	Internet Software & Services — 9.1%
214	CoStar Group, Inc. (a)	39,260
1,024	Dealertrack Technologies, Inc. (a)	45,391
2,092	Facebook, Inc., Class A (a)	163,249
247	Google, Inc., Class C (a)	130,232

		378,132

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 3.8%
221	Alliance Data Systems Corp. (a)	63,274
1,090	MasterCard, Inc., Class A	93,880

		157,154

	Semiconductors & Semiconductor Equipment — 3.9%
458	Avago Technologies Ltd., (Singapore)	46,090
733	Lam Research Corp.	58,117
780	NXP Semiconductors N.V., (Netherlands) (a)	59,615

		163,822

	Software — 5.6%
652	Adobe Systems, Inc. (a)	47,364
939	Electronic Arts, Inc. (a)	44,128
643	Guidewire Software, Inc. (a)	32,560
1,331	Microsoft Corp.	61,844
403	ServiceNow, Inc. (a)	27,310
267	Workday, Inc., Class A (a)	21,749

		234,955

	Technology Hardware, Storage & Peripherals — 3.9%
1,498	Apple, Inc. (m)	165,310

	Total Information Technology	1,206,427

	Materials — 4.6%
	Chemicals — 3.9%
245	Air Products & Chemicals, Inc. (m)	35,293
294	PPG Industries, Inc. (m)	68,004
216	Sherwin-Williams Co. (The)	56,791

		160,088

	Construction Materials — 0.7%
399	Eagle Materials, Inc.	30,305

	Total Materials	190,393

	Total Common Stocks (Cost $2,922,439)	4,021,280

Short-Term Investment — 3.4%
	Investment Company — 3.4%
141,289	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $141,289)	141,289

	Total Investments — 99.9% (Cost $3,063,728)	4,162,569
	Other Assets in Excess of Liabilities — 0.1%	5,867

	NET ASSETS — 100.0%	$4,168,436

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 19.0%
	Auto Components — 0.6%
324	BorgWarner, Inc.	17,826

	Automobiles — 1.3%
272	Harley-Davidson, Inc.	17,910
97	Tesla Motors, Inc. (a)	21,463

		39,373

	Hotels, Restaurants & Leisure — 2.5%
19	Chipotle Mexican Grill, Inc. (a)	13,006
624	Hilton Worldwide Holdings, Inc. (a)	16,272
84	Marriott International, Inc., Class A	6,590
307	Norwegian Cruise Line Holdings Ltd. (a)	14,345
78	Panera Bread Co., Class A (a)	13,547
174	Starwood Hotels & Resorts Worldwide, Inc.	14,097

		77,857

	Household Durables — 2.1%
374	Jarden Corp. (a)	17,910
216	Mohawk Industries, Inc. (a)	33,510
347	Toll Brothers, Inc. (a)	11,882

		63,302

	Internet & Catalog Retail — 1.7%
293	Expedia, Inc.	24,972
60	Netflix, Inc. (a)	20,360
94	TripAdvisor, Inc. (a)	7,003

		52,335

	Media — 1.5%
143	CBS Corp. (Non-Voting), Class B (m)	7,911
336	Clear Channel Outdoor Holdings, Inc., Class A	3,564
224	DISH Network Corp., Class A (a)	16,291
389	Gannett Co., Inc. (m)	12,430
286	Time, Inc.	7,036

		47,232

	Multiline Retail — 1.5%
210	Big Lots, Inc.	8,384
413	Kohl’s Corp.	25,238
151	Nordstrom, Inc.	12,025

		45,647

	Specialty Retail — 5.8%
108	Advance Auto Parts, Inc.	17,266
26	AutoZone, Inc. (a)	16,048
161	Bed Bath & Beyond, Inc. (a)	12,285
373	Best Buy Co., Inc.	14,527
346	GameStop Corp., Class A	11,685

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
571	Gap, Inc. (The)	24,057
240	GNC Holdings, Inc., Class A	11,266
145	Tiffany & Co.	15,461
201	Ulta Salon Cosmetics & Fragrance, Inc. (a)	25,696
519	Urban Outfitters, Inc. (a)	18,216
146	Williams-Sonoma, Inc.	11,070

		177,577

	Textiles, Apparel & Luxury Goods — 2.0%
357	Michael Kors Holdings Ltd., (Hong Kong) (a)	26,841
104	PVH Corp.	13,388
79	Ralph Lauren Corp.	14,581
95	V.F. Corp.	7,107

		61,917

	Total Consumer Discretionary	583,066

	Consumer Staples — 4.0%
	Beverages — 1.4%
122	Constellation Brands, Inc., Class A (a)	11,961
171	Dr. Pepper Snapple Group, Inc.	12,272
187	Monster Beverage Corp. (a)	20,218

		44,451

	Food & Staples Retailing — 1.7%
322	Kroger Co. (The)	20,698
1,838	Rite Aid Corp. (a)	13,822
515	Sprouts Farmers Market, Inc. (a)	17,507

		52,027

	Food Products — 0.5%
138	Hershey Co. (The) (m)	14,326

	Household Products — 0.4%
105	Energizer Holdings, Inc.	13,499

	Total Consumer Staples	124,303

	Energy — 4.0%
	Energy Equipment & Services — 0.3%
122	Dril-Quip, Inc. (a)	9,361

	Oil, Gas & Consumable Fuels — 3.7%
174	Antero Resources Corp. (a)	7,077
181	Concho Resources, Inc. (a)	18,075
307	Energen Corp.	19,588
124	EQT Corp.	9,386
523	Laredo Petroleum, Inc. (a)	5,413
270	PBF Energy, Inc., Class A	7,186
252	Plains All American Pipeline LP	12,917
373	QEP Resources, Inc.	7,547
203	Range Resources Corp.	10,834

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
540	Southwestern Energy Co. (a)	14,727

		112,750

	Total Energy	122,111

	Financials — 20.2%
	Banks — 4.1%
322	Citizens Financial Group, Inc.	7,995
138	City National Corp.	11,175
392	East West Bancorp, Inc.	15,174
1,083	Fifth Third Bancorp	22,074
175	First Republic Bank	9,124
370	Huntington Bancshares, Inc.	3,895
136	M&T Bank Corp.	17,119
138	Signature Bank (a)	17,420
459	SunTrust Banks, Inc.	19,222
149	Zions Bancorporation	4,247

		127,445

	Capital Markets — 4.9%
149	Affiliated Managers Group, Inc. (a)	31,666
151	Ameriprise Financial, Inc.	19,946
344	Blackstone Group LP (The)	11,624
381	Invesco Ltd.	15,066
314	Lazard Ltd., (Bermuda), Class A	15,705
169	Legg Mason, Inc.	9,038
139	Northern Trust Corp.	9,356
225	T. Rowe Price Group, Inc.	19,308
572	TD Ameritrade Holding Corp.	20,448

		152,157

	Consumer Finance — 0.4%
534	Ally Financial, Inc. (a)	12,607

	Diversified Financial Services — 0.7%
213	Moody’s Corp.	20,369

	Insurance — 4.4%
20	Alleghany Corp. (a)	9,435
124	Chubb Corp. (The)	12,835
406	Hartford Financial Services Group, Inc. (The)	16,943
588	Loews Corp.	24,709
362	Marsh & McLennan Cos., Inc.	20,700
451	Old Republic International Corp.	6,604
251	Progressive Corp. (The)	6,778
364	Unum Group	12,696
198	W.R. Berkley Corp.	10,140
422	XL Group plc, (Ireland)	14,506

		135,346

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 4.4%
268	American Campus Communities, Inc. (m)	11,087
101	AvalonBay Communities, Inc. (m)	16,472
62	Boston Properties, Inc. (m)	8,037
389	Brixmor Property Group, Inc. (m)	9,657
491	General Growth Properties, Inc. (m)	13,811
639	Kimco Realty Corp. (m)	16,073
221	Outfront Media, Inc.	5,934
310	Rayonier, Inc. (m)	8,668
173	Regency Centers Corp. (m)	11,034
158	Vornado Realty Trust (m)	18,568
415	Weyerhaeuser Co. (m)	14,910

		134,251

	Real Estate Management & Development — 1.1%
952	CBRE Group, Inc., Class A (a)	32,589

	Thrifts & Mortgage Finance — 0.2%
622	Hudson City Bancorp, Inc.	6,298

	Total Financials	621,062

	Health Care — 10.6%
	Biotechnology — 1.3%
61	Alexion Pharmaceuticals, Inc. (a)	11,305
74	Receptos, Inc. (a)	9,115
175	Vertex Pharmaceuticals, Inc. (a)	20,755

		41,175

	Health Care Equipment & Supplies — 1.5%
296	CareFusion Corp. (a)	17,566
240	Insulet Corp. (a)	11,045
196	Sirona Dental Systems, Inc. (a)	17,151

		45,762

	Health Care Providers & Services — 5.3%
194	Acadia Healthcare Co., Inc. (a)	11,881
201	AmerisourceBergen Corp.	18,146
809	Brookdale Senior Living, Inc. (a)	29,673
230	Cigna Corp. (m)	23,637
518	Envision Healthcare Holdings, Inc. (a)	17,955
71	Henry Schein, Inc. (a)	9,675
281	Humana, Inc. (m)	40,325
315	Premier, Inc., Class A (a)	10,569

		161,861

	Health Care Technology — 0.2%
261	Veeva Systems, Inc., Class A (a)	6,893

	Life Sciences Tools & Services — 1.0%
176	Illumina, Inc. (a)	32,501

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — 1.3%
73	Jazz Pharmaceuticals plc, (Ireland) (a)	11,985
70	Perrigo Co. plc, (Ireland)	11,718
110	Valeant Pharmaceuticals International, Inc. (a)	15,713

		39,416

	Total Health Care	327,608

	Industrials — 13.1%
	Airlines — 1.0%
607	Delta Air Lines, Inc.	29,873

	Building Products — 1.6%
276	A.O. Smith Corp.	15,552
778	Fortune Brands Home & Security, Inc.	35,211

		50,763

	Commercial Services & Supplies — 0.6%
139	Stericycle, Inc. (a)	18,227

	Electrical Equipment — 2.6%
273	Acuity Brands, Inc.	38,211
267	AMETEK, Inc.	14,073
125	Hubbell, Inc., Class B	13,385
174	Regal-Beloit Corp.	13,068

		78,737

	Industrial Conglomerates — 1.3%
453	Carlisle Cos., Inc.	40,864

	Machinery — 2.7%
219	IDEX Corp.	17,042
164	Middleby Corp. (The) (a)	16,223
249	Pall Corp.	25,193
283	Rexnord Corp. (a)	7,991
113	Snap-on, Inc.	15,502

		81,951

	Marine — 0.4%
149	Kirby Corp. (a)	12,014

	Professional Services — 0.6%
237	Equifax, Inc.	19,175

	Road & Rail — 0.7%
55	Canadian Pacific Railway Ltd., (Canada)	10,637
139	Landstar System, Inc.	10,067

		20,704

	Trading Companies & Distributors — 1.6%
794	HD Supply Holdings, Inc. (a)	23,427
167	MSC Industrial Direct Co., Inc., Class A	13,592

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
116	Watsco, Inc.	12,428

		49,447

	Total Industrials	401,755

	Information Technology — 16.5%
	Communications Equipment — 1.6%
134	Arista Networks, Inc. (a)	8,142
347	Aruba Networks, Inc. (a)	6,303
568	Ciena Corp. (a)	11,032
504	CommScope Holding Co., Inc. (a)	11,516
109	Palo Alto Networks, Inc. (a)	13,348

		50,341

	Electronic Equipment, Instruments & Components — 2.1%
772	Amphenol Corp., Class A	41,545
400	Arrow Electronics, Inc. (a)	23,184

		64,729

	Internet Software & Services — 1.6%
97	CoStar Group, Inc. (a)	17,849
380	Dealertrack Technologies, Inc. (a)	16,829
360	Twitter, Inc. (a)	12,920

		47,598

	IT Services — 2.7%
95	Alliance Data Systems Corp. (a)	27,203
162	Gartner, Inc. (a)	13,659
368	Jack Henry & Associates, Inc.	22,883
525	VeriFone Systems, Inc. (a)	19,523

		83,268

	Semiconductors & Semiconductor Equipment — 4.2%
351	Analog Devices, Inc.	19,506
694	Applied Materials, Inc.	17,295
249	Avago Technologies Ltd., (Singapore)	25,077
144	KLA-Tencor Corp.	10,131
232	Lam Research Corp.	18,439
285	NXP Semiconductors N.V., (Netherlands) (a)	21,743
399	Xilinx, Inc.	17,270

		129,461

	Software — 3.8%
278	Autodesk, Inc. (a)	16,703
406	Electronic Arts, Inc. (a)	19,083
247	Guidewire Software, Inc. (a)	12,500
176	Mobileye N.V., (Israel) (a)	7,147
92	NetSuite, Inc. (a)	10,055
200	ServiceNow, Inc. (a)	13,597
404	Synopsys, Inc. (a)	17,549

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
125	Tableau Software, Inc., Class A (a)	10,553
130	Workday, Inc., Class A (a)	10,593

		117,780

	Technology Hardware, Storage & Peripherals — 0.5%
160	SanDisk Corp.	15,647

	Total Information Technology	508,824

	Materials — 4.6%
	Chemicals — 2.7%
172	Airgas, Inc.	19,844
204	Albemarle Corp.	12,281
167	Sherwin-Williams Co. (The)	43,991
46	Sigma-Aldrich Corp.	6,343

		82,459

	Construction Materials — 0.4%
186	Eagle Materials, Inc.	14,141

	Containers & Packaging — 1.5%
256	Ball Corp.	17,431
223	Rock-Tenn Co., Class A	13,619
274	Silgan Holdings, Inc.	14,707

		45,757

	Total Materials	142,357

	Utilities — 4.7%
	Electric Utilities — 1.4%
219	Edison International	14,362
359	Westar Energy, Inc.	14,806
391	Xcel Energy, Inc.	14,028

		43,196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.0%
146	National Fuel Gas Co.	10,159
850	Questar Corp.	21,482

		31,641

	Multi-Utilities — 2.3%
586	CenterPoint Energy, Inc.	13,723
458	CMS Energy Corp. (m)	15,919
151	NiSource, Inc.	6,422
182	Sempra Energy	20,297
239	Wisconsin Energy Corp.	12,587

		68,948

	Total Utilities	143,785

	Total Common Stocks (Cost $2,217,318)	2,974,871

Short-Term Investment — 3.2%
	Investment Company — 3.2%
97,564	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $97,564)	97,564

	Total Investments — 99.9% (Cost $2,314,882)	3,072,435
	Other Assets in Excess of Liabilities — 0.1%	2,613

	NET ASSETS — 100.0%	$3,075,048

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 20.3%
	Auto Components — 1.2%
503	BorgWarner, Inc.	27,662

	Automobiles — 2.6%
422	Harley-Davidson, Inc.	27,794
150	Tesla Motors, Inc. (a)	33,406

		61,200

	Hotels, Restaurants & Leisure — 3.7%
30	Chipotle Mexican Grill, Inc. (a)	20,193
968	Hilton Worldwide Holdings, Inc. (a)	25,257
476	Norwegian Cruise Line Holdings Ltd. (a)	22,272
121	Panera Bread Co., Class A (a)	21,081

		88,803

	Household Durables — 1.6%
130	Mohawk Industries, Inc. (a)	20,181
538	Toll Brothers, Inc. (a)	18,451

		38,632

	Internet & Catalog Retail — 1.8%
93	Netflix, Inc. (a)	31,599
146	TripAdvisor, Inc. (a)	10,878

		42,477

	Multiline Retail — 0.5%
326	Big Lots, Inc.	13,027

	Specialty Retail — 6.2%
168	Advance Auto Parts, Inc.	26,807
537	GameStop Corp., Class A	18,140
366	GNC Holdings, Inc., Class A	17,197
310	Ulta Salon Cosmetics & Fragrance, Inc. (a)	39,630
795	Urban Outfitters, Inc. (a)	27,918
227	Williams-Sonoma, Inc.	17,195

		146,887

	Textiles, Apparel & Luxury Goods — 2.7%
540	Michael Kors Holdings Ltd., (Hong Kong) (a)	40,531
122	Ralph Lauren Corp.	22,636

		63,167

	Total Consumer Discretionary	481,855

	Consumer Staples — 2.5%
	Beverages — 1.3%
290	Monster Beverage Corp. (a)	31,378

	Food & Staples Retailing — 1.2%
800	Sprouts Farmers Market, Inc. (a)	27,167

	Total Consumer Staples	58,545

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 4.1%
	Energy Equipment & Services — 0.6%
190	Dril-Quip, Inc. (a)	14,540

	Oil, Gas & Consumable Fuels — 3.5%
271	Antero Resources Corp. (a)	10,993
277	Concho Resources, Inc. (a)	27,671
813	Laredo Petroleum, Inc. (a)	8,419
390	Plains All American Pipeline LP	19,989
310	Range Resources Corp.	16,591

		83,663

	Total Energy	98,203

	Financials — 10.8%
	Banks — 2.1%
584	East West Bancorp, Inc.	22,595
215	Signature Bank (a)	27,044

		49,639

	Capital Markets — 5.2%
232	Affiliated Managers Group, Inc. (a)	49,133
534	Blackstone Group LP (The)	18,052
486	Lazard Ltd., (Bermuda), Class A	24,294
887	TD Ameritrade Holding Corp.	31,730

		123,209

	Diversified Financial Services — 1.4%
330	Moody’s Corp.	31,608

	Real Estate Management & Development — 2.1%
1,476	CBRE Group, Inc., Class A (a)	50,553

	Total Financials	255,009

	Health Care — 14.8%
	Biotechnology — 2.7%
95	Alexion Pharmaceuticals, Inc. (a)	17,559
116	Receptos, Inc. (a)	14,150
271	Vertex Pharmaceuticals, Inc. (a)	32,207

		63,916

	Health Care Equipment & Supplies — 1.8%
372	Insulet Corp. (a)	17,153
305	Sirona Dental Systems, Inc. (a)	26,621

		43,774

	Health Care Providers & Services — 5.1%
297	Acadia Healthcare Co., Inc. (a)	18,198
675	Brookdale Senior Living, Inc. (a)	24,749
803	Envision Healthcare Holdings, Inc. (a)	27,866
226	Humana, Inc. (m)	32,520
490	Premier, Inc., Class A (a)	16,413

		119,746

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Technology — 0.5%
406	Veeva Systems, Inc., Class A (a)	10,712

	Life Sciences Tools & Services — 2.1%
273	Illumina, Inc. (a)	50,409

	Pharmaceuticals — 2.6%
114	Jazz Pharmaceuticals plc, (Ireland) (a)	18,583
109	Perrigo Co. plc, (Ireland)	18,187
170	Valeant Pharmaceuticals International, Inc. (a)	24,329

		61,099

	Total Health Care	349,656

	Industrials — 16.8%
	Airlines — 2.0%
944	Delta Air Lines, Inc.	46,455

	Building Products — 2.5%
428	A.O. Smith Corp.	24,132
769	Fortune Brands Home & Security, Inc.	34,826

		58,958

	Commercial Services & Supplies — 1.2%
216	Stericycle, Inc. (a)	28,283

	Electrical Equipment — 2.5%
423	Acuity Brands, Inc.	59,278

	Industrial Conglomerates — 1.5%
384	Carlisle Cos., Inc.	34,688

	Machinery — 2.7%
254	Middleby Corp. (The) (a)	25,182
386	Pall Corp. (m)	39,087

		64,269

	Marine — 0.8%
230	Kirby Corp. (a)	18,578

	Road & Rail — 1.3%
83	Canadian Pacific Railway Ltd., (Canada)	16,071
216	Landstar System, Inc.	15,630

		31,701

	Trading Companies & Distributors — 2.3%
1,233	HD Supply Holdings, Inc. (a)	36,347
180	Watsco, Inc.	19,292

		55,639

	Total Industrials	397,849

	Information Technology — 24.2%
	Communications Equipment — 2.5%
205	Arista Networks, Inc. (a)	12,480
539	Aruba Networks, Inc. (a)	9,797

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
883	Ciena Corp. (a)	17,135
169	Palo Alto Networks, Inc. (a)	20,666

		60,078

	Electronic Equipment, Instruments & Components — 1.7%
733	Amphenol Corp., Class A	39,443

	Internet Software & Services — 3.1%
151	CoStar Group, Inc. (a)	27,691
586	Dealertrack Technologies, Inc. (a)	25,966
559	Twitter, Inc. (a)	20,055

		73,712

	IT Services — 3.9%
147	Alliance Data Systems Corp. (a)	42,135
252	Gartner, Inc. (a)	21,196
814	VeriFone Systems, Inc. (a)	30,292

		93,623

	Semiconductors & Semiconductor Equipment — 5.4%
1,074	Applied Materials, Inc. (m)	26,766
384	Avago Technologies Ltd., (Singapore)	38,667
361	Lam Research Corp. (m)	28,618
442	NXP Semiconductors N.V., (Netherlands) (a)	33,746

		127,797

	Software — 6.6%
430	Autodesk, Inc. (a) (m)	25,844
630	Electronic Arts, Inc. (a) (m)	29,629
383	Guidewire Software, Inc. (a)	19,412
272	Mobileye N.V., (Israel) (a)	11,028
143	NetSuite, Inc. (a)	15,600
311	ServiceNow, Inc. (a)	21,108
193	Tableau Software, Inc., Class A (a)	16,393
202	Workday, Inc., Class A (a)	16,444

		155,458

	Technology Hardware, Storage & Peripherals — 1.0%
248	SanDisk Corp.	24,299

	Total Information Technology	574,410

	Materials — 3.0%
	Chemicals — 2.1%
185	Sherwin-Williams Co. (The)	48,583

	Construction Materials — 0.9%
289	Eagle Materials, Inc.	21,950

	Total Materials	70,533

	Total Common Stocks (Cost $1,654,198)	2,286,060

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.2%
	Investment Company — 3.2%
76,415	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $76,415 )	76,415

	Total Investments — 99.7% (Cost $1,730,613)	2,362,475
	Other Assets in Excess of Liabilities — 0.3%	7,371

	NET ASSETS — 100.0%	$2,369,846

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 17.9%
	Hotels, Restaurants & Leisure — 1.4%
978	Marriott International, Inc., Class A	76,299
1,788	Starwood Hotels & Resorts Worldwide, Inc.	144,925

		221,224

	Household Durables — 2.5%
3,897	Jarden Corp. (a)	186,612
1,370	Mohawk Industries, Inc. (a)	212,824

		399,436

	Internet & Catalog Retail — 1.6%
3,033	Expedia, Inc.	258,875

	Media — 3.2%
1,469	CBS Corp. (Non-Voting), Class B	81,285
3,534	Clear Channel Outdoor Holdings, Inc., Class A	37,422
2,294	DISH Network Corp., Class A (a)	167,230
4,712	Gannett Co., Inc.	150,455
2,957	Time, Inc.	72,773

		509,165

	Multiline Retail — 2.4%
4,288	Kohl’s Corp.	261,729
1,573	Nordstrom, Inc.	124,913

		386,642

	Specialty Retail — 5.4%
266	AutoZone, Inc. (a)	164,887
1,677	Bed Bath & Beyond, Inc. (a)	127,720
3,920	Best Buy Co., Inc.	152,820
5,979	Gap, Inc. (The)	251,772
1,518	Tiffany & Co.	162,208

		859,407

	Textiles, Apparel & Luxury Goods — 1.4%
1,095	PVH Corp.	140,366
1,067	V.F. Corp.	79,946

		220,312

	Total Consumer Discretionary	2,855,061

	Consumer Staples — 5.5%
	Beverages — 1.6%
1,268	Constellation Brands, Inc., Class A (a)	124,510
1,886	Dr. Pepper Snapple Group, Inc.	135,214

		259,724

	Food & Staples Retailing — 2.1%
3,346	Kroger Co. (The)	214,857
15,560	Rite Aid Corp. (a)	117,011

		331,868

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.9%
1,448	Hershey Co. (The)	150,460

	Household Products — 0.9%
1,083	Energizer Holdings, Inc.	139,241

	Total Consumer Staples	881,293

	Energy — 3.8%
	Oil, Gas & Consumable Fuels — 3.8%
3,217	Energen Corp.	205,099
1,300	EQT Corp.	98,409
2,651	PBF Energy, Inc., Class A	70,635
3,903	QEP Resources, Inc.	78,915
5,608	Southwestern Energy Co. (a)	153,049

	Total Energy	606,107

	Financials — 29.9%
	Banks — 6.5%
3,344	Citizens Financial Group, Inc.	83,137
1,553	City National Corp.	125,527
11,271	Fifth Third Bancorp	229,650
1,965	First Republic Bank	102,431
3,866	Huntington Bancshares, Inc.	40,668
1,674	M&T Bank Corp.	210,283
4,786	SunTrust Banks, Inc.	200,545
1,631	Zions Bancorporation	46,487

		1,038,728

	Capital Markets — 4.8%
1,655	Ameriprise Financial, Inc.	218,872
3,935	Invesco Ltd.	155,523
1,751	Legg Mason, Inc.	93,444
1,450	Northern Trust Corp.	97,752
2,309	T. Rowe Price Group, Inc.	198,290

		763,881

	Consumer Finance — 0.7%
4,995	Ally Financial, Inc. (a)	117,987

	Insurance — 8.8%
214	Alleghany Corp. (a)	99,159
1,275	Chubb Corp. (The)	131,878
4,279	Hartford Financial Services Group, Inc. (The)	178,380
6,215	Loews Corp.	261,157
3,701	Marsh & McLennan Cos., Inc.	211,848
4,727	Old Republic International Corp.	69,151
2,582	Progressive Corp. (The)	69,696
3,743	Unum Group	130,544
2,039	W.R. Berkley Corp.	104,502
4,448	XL Group plc, (Ireland)	152,877

		1,409,192

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 8.7%
2,783	American Campus Communities, Inc. (m)	115,124
1,054	AvalonBay Communities, Inc. (m)	172,202
649	Boston Properties, Inc. (m)	83,508
4,041	Brixmor Property Group, Inc.	100,376
5,105	General Growth Properties, Inc. (m)	143,597
6,696	Kimco Realty Corp. (m)	168,327
2,321	Outfront Media, Inc.	62,287
2,993	Rayonier, Inc. (m)	83,626
1,757	Regency Centers Corp. (m)	112,092
1,636	Vornado Realty Trust (m)	192,540
4,370	Weyerhaeuser Co. (m)	156,848

		1,390,527

	Thrifts & Mortgage Finance — 0.4%
6,261	Hudson City Bancorp, Inc.	63,362

	Total Financials	4,783,677

	Health Care — 6.7%
	Health Care Equipment & Supplies — 1.2%
3,133	CareFusion Corp. (a)	185,911

	Health Care Providers & Services — 5.5%
2,159	AmerisourceBergen Corp.	194,670
3,849	Brookdale Senior Living, Inc. (a)	141,145
2,448	Cigna Corp.	251,899
727	Henry Schein, Inc. (a)	99,016
1,404	Humana, Inc.	201,645

		888,375

	Total Health Care	1,074,286

	Industrials — 9.4%
	Building Products — 0.8%
2,939	Fortune Brands Home & Security, Inc.	133,045

	Electrical Equipment — 2.7%
2,818	AMETEK, Inc.	148,297
1,299	Hubbell, Inc., Class B	138,792
1,815	Regal-Beloit Corp.	136,508

		423,597

	Industrial Conglomerates — 1.2%
2,101	Carlisle Cos., Inc.	189,624

	Machinery — 2.6%
2,297	IDEX Corp.	178,832
2,958	Rexnord Corp. (a)	83,433
1,165	Snap-on, Inc.	159,268

		421,533

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 1.2%
2,462	Equifax, Inc.	199,134

	Trading Companies & Distributors — 0.9%
1,718	MSC Industrial Direct Co., Inc., Class A	139,620

	Total Industrials	1,506,553

	Information Technology — 8.9%
	Communications Equipment — 0.7%
5,188	CommScope Holding Co., Inc. (a)	118,436

	Electronic Equipment, Instruments & Components — 2.6%
3,108	Amphenol Corp., Class A	167,249
4,182	Arrow Electronics, Inc. (a)	242,081

		409,330

	IT Services — 1.5%
3,796	Jack Henry & Associates, Inc.	235,912

	Semiconductors & Semiconductor Equipment — 2.9%
3,617	Analog Devices, Inc.	200,826
1,499	KLA-Tencor Corp.	105,401
3,764	Xilinx, Inc.	162,936

		469,163

	Software — 1.2%
4,249	Synopsys, Inc. (a)	184,724

	Total Information Technology	1,417,565

	Materials — 6.2%
	Chemicals — 3.2%
1,770	Airgas, Inc.	203,900
1,915	Albemarle Corp.	115,141
505	Sherwin-Williams Co. (The)	132,757
470	Sigma-Aldrich Corp.	64,552

		516,350

	Containers & Packaging — 3.0%
2,626	Ball Corp.	179,014
2,298	Rock-Tenn Co., Class A	140,157
2,885	Silgan Holdings, Inc.	154,658

		473,829

	Total Materials	990,179

	Utilities — 9.3%
	Electric Utilities — 2.8%
2,314	Edison International	151,537
3,687	Westar Energy, Inc.	152,046
4,011	Xcel Energy, Inc.	144,069

		447,652

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Gas Utilities — 2.0%
1,521	National Fuel Gas Co.	105,732
8,856	Questar Corp.	223,889

		329,621

	Multi-Utilities — 4.5%
6,132	CenterPoint Energy, Inc.	143,667
4,842	CMS Energy Corp.	168,264
1,585	NiSource, Inc.	67,241
1,885	Sempra Energy	209,915
2,451	Wisconsin Energy Corp.	129,277

		718,364

	Total Utilities	1,495,637

	Total Common Stocks (Cost $9,995,548)	15,610,358

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.8%
	Investment Company — 2.8%
448,474	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $448,474 )	448,474

	Total Investments — 100.4% (Cost $10,444,022	16,058,832
	Liabilities in Excess of Other Assets — (0.4)%	(65,748)

	NET ASSETS — 100.0%	$15,993,084

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.1% (j)
Common Stocks — 92.8%
	Consumer Discretionary — 16.2%
	Auto Components — 0.4%
57	Dana Holding Corp.	1,236

	Diversified Consumer Services — 1.7%
67	Apollo Education Group, Inc. (a)	2,281
63	DeVry Education Group, Inc.	2,979

		5,260

	Hotels, Restaurants & Leisure — 1.9%
87	Restaurant Brands International, Inc., (Canada) (a)	3,400
33	Royal Caribbean Cruises Ltd.	2,741

		6,141

	Household Durables — 1.1%
1	NVR, Inc. (a)	733
134	PulteGroup, Inc.	2,877

		3,610

	Internet & Catalog Retail — 0.8%
15	Expedia, Inc.	1,319
37	Liberty Interactive Corp., Class A (a)	1,096

		2,415

	Media — 1.8%
52	Gannett Co., Inc.	1,652
82	Live Nation Entertainment, Inc. (a)	2,133
6	Regal Entertainment Group, Class A	138
20	Time Warner, Inc.	1,749
9	Time, Inc.	210

		5,882

	Multiline Retail — 1.8%
51	Big Lots, Inc.	2,046
19	Dillard’s, Inc., Class A	2,380
21	Macy’s, Inc.	1,362

		5,788

	Specialty Retail — 5.1%
26	Abercrombie & Fitch Co., Class A	750
86	Best Buy Co., Inc.	3,354
35	Foot Locker, Inc.	1,973
65	GameStop Corp., Class A	2,188
116	Guess?, Inc.	2,436
45	Lowe’s Cos., Inc.	3,105
147	Staples, Inc.	2,656

		16,462

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 1.6%
31	Deckers Outdoor Corp. (a)	2,832
21	Hanesbrands, Inc.	2,313

		5,145

	Total Consumer Discretionary	51,939

	Consumer Staples — 7.2%
	Beverages — 1.0%
42	Molson Coors Brewing Co., Class B	3,097

	Food & Staples Retailing — 1.6%
55	Kroger Co. (The)	3,500
221	Rite Aid Corp. (a)	1,663

		5,163

	Food Products — 2.7%
63	Archer-Daniels-Midland Co.	3,299
25	Ingredion, Inc.	2,081
105	Pilgrim’s Pride Corp. (a)	3,438

		8,818

	Household Products — 1.0%
26	Energizer Holdings, Inc.	3,291

	Personal Products — 0.4%
34	Herbalife Ltd.	1,286

	Tobacco — 0.5%
25	Lorillard, Inc.	1,549

	Total Consumer Staples	23,204

	Energy — 3.0%
	Energy Equipment & Services — 0.8%
18	Baker Hughes, Inc.	995
81	Superior Energy Services, Inc.	1,636

		2,631

	Oil, Gas & Consumable Fuels — 2.2%
19	ConocoPhillips	1,332
53	Kosmos Energy Ltd., (Bermuda) (a)	447
5	Marathon Petroleum Corp.	460
21	Newfield Exploration Co. (a)	571
17	Tesoro Corp.	1,261
33	Valero Energy Corp.	1,625
22	World Fuel Services Corp.	1,026
15	WPX Energy, Inc. (a)	179

		6,901

	Total Energy	9,532

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Financials — 4.7%
	Banks — 0.7%
78	KeyCorp	1,085
37	Popular, Inc., (Puerto Rico) (a)	1,254

		2,339

	Capital Markets — 1.5%
79	E*TRADE Financial Corp. (a)	1,909
56	Lazard Ltd., (Bermuda), Class A	2,807

		4,716

	Consumer Finance — 0.5%
28	Discover Financial Services	1,820

	Insurance — 0.8%
14	Aspen Insurance Holdings Ltd., (Bermuda)	595
3	Everest Re Group Ltd., (Bermuda)	453
16	Prudential Financial, Inc.	1,456

		2,504

	Real Estate Investment Trusts (REITs) — 1.2%
17	NorthStar Realty Finance Corp.	301
107	RLJ Lodging Trust	3,585

		3,886

	Total Financials	15,265

	Health Care — 12.2%
	Biotechnology — 2.2%
10	Amgen, Inc.	1,630
15	Gilead Sciences, Inc. (a)	1,371
12	United Therapeutics Corp. (a)	1,613
21	Vertex Pharmaceuticals, Inc. (a)	2,448

		7,062

	Health Care Equipment & Supplies — 3.1%
24	Alere, Inc. (a)	895
11	Becton, Dickinson and Co.	1,568
41	Hologic, Inc. (a)	1,104
39	Medtronic, Inc.	2,826
37	Stryker Corp.	3,504

		9,897

	Health Care Providers & Services — 5.9%
20	Aetna, Inc.	1,770
26	Anthem, Inc.	3,208
41	Cardinal Health, Inc.	3,276
12	Cigna Corp.	1,267
45	Express Scripts Holding Co. (a)	3,787
58	Health Net, Inc. (a)	3,111

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
3	Laboratory Corp. of America Holdings (a)	337
29	Omnicare, Inc.	2,104

		18,860

	Pharmaceuticals — 1.0%
107	Pfizer, Inc.	3,328

	Total Health Care	39,147

	Industrials — 13.9%
	Aerospace & Defense — 1.4%
12	General Dynamics Corp.	1,703
12	Huntington Ingalls Industries, Inc.	1,392
10	Northrop Grumman Corp.	1,438

		4,533

	Air Freight & Logistics — 0.5%
9	FedEx Corp.	1,606

	Airlines — 1.5%
17	Alaska Air Group, Inc.	1,003
22	Delta Air Lines, Inc.	1,090
64	Southwest Airlines Co.	2,702

		4,795

	Commercial Services & Supplies — 1.1%
128	Pitney Bowes, Inc.	3,126
23	R.R. Donnelley & Sons Co.	387

		3,513

	Construction & Engineering — 1.5%
101	AECOM Technology Corp. (a)	3,057
109	KBR, Inc.	1,845

		4,902

	Electrical Equipment — 1.0%
43	Regal-Beloit Corp.	3,221

	Machinery — 5.1%
91	Allison Transmission Holdings, Inc.	3,072
42	IDEX Corp.	3,244
32	Illinois Tool Works, Inc.	3,052
24	Joy Global, Inc.	1,123
24	Parker-Hannifin Corp.	3,075
32	SPX Corp.	2,707

		16,273

	Professional Services — 1.2%
26	Dun & Bradstreet Corp. (The)	3,085
12	ManpowerGroup, Inc.	816

		3,901

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Road & Rail — 0.6%
26	Landstar System, Inc.	1,870

	Total Industrials	44,614

	Information Technology — 25.4%
	Communications Equipment — 2.5%
103	ARRIS Group, Inc. (a)	3,112
268	Brocade Communications Systems, Inc.	3,172
5	Harris Corp.	346
109	Polycom, Inc. (a)	1,474

		8,104

	Electronic Equipment, Instruments & Components — 0.4%
81	Vishay Intertechnology, Inc.	1,144

	Internet Software & Services — 2.1%
36	eBay, Inc. (a)	2,014
23	LendingClub Corp. (a)	583
23	VeriSign, Inc. (a)	1,288
60	Yahoo!, Inc. (a)	3,018

		6,903

	IT Services — 4.8%
63	Amdocs Ltd.	2,916
69	Broadridge Financial Solutions, Inc.	3,207
21	Computer Sciences Corp.	1,350
13	Global Payments, Inc.	1,045
71	Leidos Holdings, Inc.	3,088
16	VeriFone Systems, Inc. (a)	598
174	Western Union Co. (The)	3,117

		15,321

	Semiconductors & Semiconductor Equipment — 1.7%
77	Broadcom Corp., Class A	3,315
6	Lam Research Corp.	455
82	NVIDIA Corp.	1,642

		5,412

	Software — 8.9%
59	Activision Blizzard, Inc.	1,195
27	Aspen Technology, Inc. (a)	953
104	CA, Inc.	3,162
59	Cadence Design Systems, Inc. (a)	1,112
29	Citrix Systems, Inc. (a)	1,845
70	Electronic Arts, Inc. (a)	3,280
36	Intuit, Inc.	3,333
213	Nuance Communications, Inc. (a)	3,034
70	Oracle Corp.	3,128
59	PTC, Inc. (a)	2,177

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
142	Rovi Corp. (a)	3,197
80	Symantec Corp.	2,056

		28,472

	Technology Hardware, Storage & Peripherals — 5.0%
30	Apple, Inc.	3,262
84	Hewlett-Packard Co.	3,370
67	Lexmark International, Inc., Class A	2,772
77	NetApp, Inc.	3,198
32	Western Digital Corp.	3,547

		16,149

	Total Information Technology	81,505

	Materials — 4.1%
	Chemicals — 0.2%
9	Scotts Miracle-Gro Co. (The), Class A	544

	Containers & Packaging — 1.9%
20	Ball Corp.	1,366
83	Sealed Air Corp.	3,536
21	Silgan Holdings, Inc.	1,103

		6,005

	Metals & Mining — 1.2%
36	Steel Dynamics, Inc.	701
78	United States Steel Corp.	2,090
34	Worthington Industries, Inc.	1,014

		3,805

	Paper & Forest Products — 0.8%
68	Domtar Corp., (Canada)	2,750

	Total Materials	13,104

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
103	AT&T, Inc.	3,456
80	CenturyLink, Inc.	3,174
309	Frontier Communications Corp.	2,063

	Total Telecommunication Services	8,693

	Utilities — 3.4%
	Gas Utilities — 1.0%
85	UGI Corp.	3,234

	Independent Power & Renewable Electricity Producers — 2.4%
243	AES Corp.	3,346
71	Calpine Corp. (a)	1,562

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Independent Power & Renewable Electricity Producers — continued
95	Dynegy, Inc. (a)	2,871

		7,779

	Total Utilities	11,013

	Total Common Stocks (Cost $235,301)	298,016

Short-Term Investment — 6.3%
	Investment Company— 6.3%
20,186	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $20,186 )	20,186

	Total Investments — 99.1% (Cost $255,487)	318,202
	Other Assets in Excess of Liabilities — 0.9% (c)	2,806

	NET ASSETS — 100.0%	$321,008

Short Positions — 92.6%
Common Stocks — 92.6%
	Consumer Discretionary — 16.5%
	Distributors — 1.0%
113	LKQ Corp. (a)	3,186

	Hotels, Restaurants & Leisure — 3.7%
6	McDonald’s Corp.	554
67	Norwegian Cruise Line Holdings Ltd. (a)	3,139
19	Panera Bread Co., Class A (a)	3,286
36	Starbucks Corp.	2,929
14	Wynn Resorts Ltd.	2,083

		11,991

	Household Durables — 1.1%
13	Mohawk Industries, Inc. (a)	2,028
41	Toll Brothers, Inc. (a)	1,411

		3,439

	Internet & Catalog Retail — 0.8%
3	Amazon.com, Inc. (a)	1,063
176	Groupon, Inc. (a)	1,456

		2,519

	Leisure Products — 0.2%
19	Mattel, Inc.	583

	Media — 3.1%
35	AMC Networks, Inc., Class A (a)	2,247
20	Charter Communications, Inc., Class A (a)	3,353
61	DreamWorks Animation SKG, Inc., Class A (a)	1,361
40	Madison Square Garden Co. (The), Class A (a)	3,029

		9,990

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 5.4%
228	American Eagle Outfitters, Inc.	3,166
59	Cabela’s, Inc. (a)	3,109
55	CarMax, Inc. (a)	3,693
11	Restoration Hardware Holdings, Inc. (a)	1,020
24	Signet Jewelers Ltd., (Bermuda)	3,147
39	Tractor Supply Co.	3,065

		17,200

	Textiles, Apparel & Luxury Goods — 1.2%
100	Kate Spade & Co. (a)	3,209
12	Under Armour, Inc., Class A (a)	808

		4,017

	Total Consumer Discretionary	52,925

	Consumer Staples — 7.7%
	Beverages — 1.4%
4	Boston Beer Co., Inc. (The), Class A (a)	1,231
36	Brown-Forman Corp., Class B	3,152

		4,383

	Food & Staples Retailing — 1.6%
55	Fresh Market, Inc. (The) (a)	2,264
38	United Natural Foods, Inc. (a)	2,930

		5,194

	Food Products — 3.2%
98	Darling Ingredients, Inc. (a)	1,788
98	Flowers Foods, Inc.	1,889
58	Hain Celestial Group, Inc. (The) (a)	3,390
45	McCormick & Co., Inc. (Non-Voting)	3,322

		10,389

	Household Products — 0.4%
12	Procter & Gamble Co. (The)	1,097

	Personal Products — 1.1%
46	Estee Lauder Cos., Inc. (The), Class A	3,475

	Total Consumer Staples	24,538

	Energy — 4.5%
	Energy Equipment & Services — 1.4%
503	McDermott International, Inc. (a)	1,465
56	Noble Corp. plc, (United Kingdom)	931
50	Seadrill Ltd., (Bermuda)	596
74	Transocean Ltd., (Switzerland)	1,358

		4,350

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.1%
59	Antero Resources Corp. (a)	2,379
36	Cabot Oil & Gas Corp.	1,051
7	Concho Resources, Inc. (a)	703
80	CONSOL Energy, Inc.	2,696
35	Diamondback Energy, Inc. (a)	2,113
25	Golar LNG Ltd., (Bermuda)	896
8	Whiting Petroleum Corp. (a)	278

		10,116

	Total Energy	14,466

	Financials — 5.1%
	Capital Markets — 1.3%
51	Artisan Partners Asset Management, Inc., Class A	2,553
19	T. Rowe Price Group, Inc.	1,654

		4,207

	Diversified Financial Services — 0.2%
8	CME Group, Inc.	677

	Insurance — 1.2%
4	Markel Corp. (a)	2,561
132	MBIA, Inc. (a)	1,257

		3,818

	Real Estate Investment Trusts (REITs) — 1.5%
20	Crown Castle International Corp.	1,610
15	Lamar Advertising Co., Class A	793
60	Plum Creek Timber Co., Inc.	2,573

		4,976

	Real Estate Management & Development — 0.2%
15	Realogy Holdings Corp. (a)	672

	Thrifts & Mortgage Finance — 0.7%
24	Ocwen Financial Corp. (a)	360
117	People’s United Financial, Inc.	1,770

		2,130

	Total Financials	16,480

	Health Care — 11.1%
	Biotechnology — 1.8%
8	Alnylam Pharmaceuticals, Inc. (a)	793
60	Cepheid, Inc. (a)	3,251
9	Pharmacyclics, Inc. (a)	1,067
1	Regeneron Pharmaceuticals, Inc. (a)	574

		5,685

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Equipment & Supplies — 1.3%
19		Cooper Cos., Inc. (The)	3,007
14		Sirona Dental Systems, Inc. (a)	1,192

			4,199

		Health Care Providers & Services — 3.5%
53		Acadia Healthcare Co., Inc. (a)	3,252
5		Henry Schein, Inc. (a)	650
19		Patterson Cos., Inc.	907
57		Team Health Holdings, Inc. (a)	3,257
62		Tenet Healthcare Corp. (a)	3,151

			11,217

		Health Care Technology — 0.7%
76		Allscripts Healthcare Solutions, Inc. (a)	968
10		athenahealth, Inc. (a)	1,504

			2,472

		Pharmaceuticals — 3.8%
62		Akorn, Inc. (a)	2,241
21		Eli Lilly & Co.	1,430
18		Hospira, Inc. (a)	1,107
18		Perrigo Co. plc, (Ireland)	3,012
11		Salix Pharmaceuticals Ltd. (a)	1,241
72		Zoetis, Inc.	3,106

			12,137

		Total Health Care	35,710

		Industrials — 17.1%
		Aerospace & Defense — 2.9%
17		B/E Aerospace, Inc. (a)	991
71		Hexcel Corp. (a)	2,930
—	(h)	KLX, Inc. (a)	—	(h)
11		Precision Castparts Corp.	2,707
39		Triumph Group, Inc.	2,600

			9,228

		Airlines — 0.4%
17		Spirit Airlines, Inc. (a)	1,275

		Building Products — 2.2%
59		Armstrong World Industries, Inc. (a)	3,029
45		Fortune Brands Home & Security, Inc.	2,046
53		Owens Corning	1,888

			6,963

		Commercial Services & Supplies — 3.1%
86		Copart, Inc. (a)	3,155

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Commercial Services & Supplies — continued
51	Republic Services, Inc.	2,045
22	Stericycle, Inc. (a)	2,857
41	Waste Connections, Inc.	1,807

		9,864

	Construction & Engineering — 0.8%
94	Quanta Services, Inc. (a)	2,669

	Electrical Equipment — 0.2%
16	SolarCity Corp. (a)	852

	Machinery — 1.4%
22	AGCO Corp.	1,001
40	CLARCOR, Inc.	2,659
16	Colfax Corp. (a)	808

		4,468

	Professional Services — 0.6%
29	Verisk Analytics, Inc., Class A (a)	1,864

	Road & Rail — 2.7%
13	Genesee & Wyoming, Inc., Class A (a)	1,179
58	Hertz Global Holdings, Inc. (a)	1,438
20	J.B. Hunt Transport Services, Inc.	1,693
21	Kansas City Southern	2,547
20	Ryder System, Inc.	1,849

		8,706

	Trading Companies & Distributors — 2.8%
64	Fastenal Co.	3,049
38	MSC Industrial Direct Co., Inc., Class A	3,110
12	W.W. Grainger, Inc.	2,970

		9,129

	Total Industrials	55,018

	Information Technology — 22.3%
	Communications Equipment — 1.4%
41	JDS Uniphase Corp. (a)	566
11	Motorola Solutions, Inc.	750
50	ViaSat, Inc. (a)	3,175

		4,491

	Electronic Equipment, Instruments & Components — 3.8%
21	Amphenol Corp., Class A	1,154
25	Arrow Electronics, Inc. (a)	1,429
33	FEI Co.	2,952
91	Ingram Micro, Inc., Class A (a)	2,513
19	IPG Photonics Corp. (a)	1,386
100	Trimble Navigation Ltd. (a)	2,654

		12,088

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 3.9%
18	CoStar Group, Inc. (a)	3,278
15	LinkedIn Corp., Class A (a)	3,526
124	Pandora Media, Inc. (a)	2,211
12	Rackspace Hosting, Inc. (a)	566
74	Twitter, Inc. (a)	2,672
6	Yelp, Inc. (a)	335

		12,588

	IT Services — 3.8%
35	Accenture plc, (Ireland), Class A	3,081
27	Automatic Data Processing, Inc.	2,215
61	CoreLogic, Inc. (a)	1,924
11	FleetCor Technologies, Inc. (a)	1,688
69	Paychex, Inc.	3,184

		12,092

	Semiconductors & Semiconductor Equipment — 1.6%
200	Advanced Micro Devices, Inc. (a)	534
22	Analog Devices, Inc.	1,238
30	Avago Technologies Ltd., (Singapore)	3,040
26	SunEdison, Inc. (a)	511

		5,323

	Software — 6.0%
61	CommVault Systems, Inc. (a)	3,145
101	FireEye, Inc. (a)	3,175
28	NetSuite, Inc. (a)	3,043
26	ServiceNow, Inc. (a)	1,740
35	Splunk, Inc. (a)	2,037
5	Tableau Software, Inc., Class A (a)	384
22	Ultimate Software Group, Inc. (The) (a)	3,208
931	Zynga, Inc., Class A (a)	2,475

		19,207

	Technology Hardware, Storage & Peripherals — 1.8%
108	NCR Corp. (a)	3,136
30	Stratasys Ltd. (a)	2,517

		5,653

	Total Information Technology	71,442

	Materials — 3.9%
	Chemicals — 2.8%
18	Air Products & Chemicals, Inc.	2,591
52	FMC Corp.	2,962
28	Praxair, Inc.	3,617

		9,170

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Metals & Mining — 1.1%
44	Carpenter Technology Corp.	2,184
32	Southern Copper Corp.	894
11	TimkenSteel Corp.	395

		3,473

	Total Materials	12,643

	Telecommunication Services — 1.4%
	Wireless Telecommunication Services — 1.4%
376	Sprint Corp. (a)	1,562
84	Telephone & Data Systems, Inc.	2,116
18	United States Cellular Corp. (a)	703

	Total Telecommunication Services	4,381

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.0%
	Electric Utilities — 1.0%
43	Southern Co. (The)	2,114
30	Xcel Energy, Inc.	1,084

		3,198

	Multi-Utilities — 2.0%
46	Dominion Resources, Inc.	3,550
69	NiSource, Inc.	2,927

		6,477

	Total Utilities	9,675

	Total Securities Sold Short (Proceeds $291,535)	$297,278

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	S&P Mid Cap 400	03/20/15	$(1,014)	$12
(5)	E-mini S&P 500	03/20/15	(513)	6

				$18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 91.6%
	Consumer Discretionary — 14.9%
	Distributors — 0.4%
369	Genuine Parts Co.	39,292

	Hotels, Restaurants & Leisure — 0.7%
1,489	ClubCorp Holdings, Inc.	26,701
2,166	La Quinta Holdings, Inc. (a)	47,773

		74,474

	Household Durables — 0.6%
2,281	Brookfield Residential Properties, Inc., (Canada) (a)	54,874

	Internet & Catalog Retail — 1.3%
1,485	Expedia, Inc.	126,726

	Media — 5.1%
623	CBS Corp. (Non-Voting), Class B	34,477
461	DIRECTV (a)	40,003
2,199	DISH Network Corp., Class A (a)	160,278
1,642	Entercom Communications Corp., Class A (a)	19,962
1,275	Gannett Co., Inc.	40,724
933	Omnicom Group, Inc.	72,256
514	Time Warner, Inc.	43,880
1,744	Time, Inc.	42,912
1,287	Twenty-First Century Fox, Inc., Class B	47,463

		501,955

	Multiline Retail — 1.5%
2,360	Kohl’s Corp.	144,024

	Specialty Retail — 4.4%
153	AutoZone, Inc. (a)	94,922
1,034	Bed Bath & Beyond, Inc. (a)	78,767
2,673	Best Buy Co., Inc.	104,198
1,835	Gap, Inc. (The)	77,280
749	Home Depot, Inc. (The)	78,582

		433,749

	Textiles, Apparel & Luxury Goods — 0.9%
654	Coach, Inc.	24,572
597	Hanesbrands, Inc.	66,659

		91,231

	Total Consumer Discretionary	1,466,325

	Consumer Staples — 4.7%
	Beverages — 0.8%
1,055	Dr. Pepper Snapple Group, Inc.	75,592

	Food & Staples Retailing — 1.5%
809	CVS Health Corp.	77,886

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
1,131	Kroger Co. (The)	72,621

		150,507

	Food Products — 1.0%
1,081	Post Holdings, Inc. (a)	45,279
635	TreeHouse Foods, Inc. (a)	54,276

		99,555

	Household Products — 1.4%
1,546	Procter & Gamble Co. (The)	140,816

	Total Consumer Staples	466,470

	Energy — 7.1%
	Oil, Gas & Consumable Fuels — 7.1%
2,223	CONSOL Energy, Inc.	75,153
1,205	Devon Energy Corp.	73,752
2,718	Exxon Mobil Corp.	251,297
1,049	Kinder Morgan, Inc.	44,375
1,646	Marathon Oil Corp.	46,571
1,923	PBF Energy, Inc., Class A	51,230
1,444	Phillips 66	103,549
1,868	Southwestern Energy Co. (a)	50,978

	Total Energy	696,905

	Financials — 32.1%
	Banks — 11.8%
9,141	Bank of America Corp.	163,533
2,322	Citigroup, Inc.	125,635
2,042	Citizens Financial Group, Inc.	50,752
3,593	Fifth Third Bancorp	73,208
861	First Republic Bank	44,879
429	M&T Bank Corp.	53,872
1,154	National Bank Holdings Corp., Class A	22,394
1,088	PNC Financial Services Group, Inc. (The)	99,258
2,302	SunTrust Banks, Inc.	96,433
2,397	U.S. Bancorp	107,732
5,993	Wells Fargo & Co.	328,547

		1,166,243

	Capital Markets — 3.4%
454	Ameriprise Financial, Inc.	60,002
1,756	Legg Mason, Inc.	93,692
726	Northern Trust Corp.	48,927
1,549	T. Rowe Price Group, Inc.	133,025

		335,646

	Consumer Finance — 2.6%
4,235	Ally Financial, Inc. (a)	100,021

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — continued
1,903	Capital One Financial Corp.	157,126

		257,147

	Insurance — 9.5%
109	Alleghany Corp. (a)	50,681
1,045	Allied World Assurance Co. Holdings AG, (Switzerland)	39,607
2,368	American International Group, Inc.	132,648
2,365	CNO Financial Group, Inc.	40,729
2,511	Hartford Financial Services Group, Inc. (The)	104,688
4,234	Loews Corp.	177,901
1,106	Marsh & McLennan Cos., Inc.	63,279
1,998	Old Republic International Corp.	29,231
1,091	Prudential Financial, Inc.	98,692
906	Travelers Cos., Inc. (The)	95,858
2,041	Unum Group	71,179
638	W.R. Berkley Corp.	32,709

		937,202

	Real Estate Investment Trusts (REITs) — 3.7%
1,910	American Homes 4 Rent, Class A	32,527
1,639	American Residential Properties, Inc. (a)	28,801
2,328	Brixmor Property Group, Inc.	57,832
488	EastGroup Properties, Inc.(m)	30,869
2,245	Excel Trust, Inc.	30,057
2,349	Kimco Realty Corp. (m)	59,044
1,580	Rayonier, Inc. (m)	44,134
2,196	Weyerhaeuser Co. (m)	78,796

		362,060

	Real Estate Management & Development — 0.7%
1,260	Brookfield Asset Management, Inc., (Canada), Class A	63,164

	Thrifts & Mortgage Finance — 0.4%
4,049	Hudson City Bancorp, Inc.	40,973

	Total Financials	3,162,435

	Health Care — 8.6%
	Health Care Providers & Services — 2.3%
972	Aetna, Inc.	86,316
480	National Healthcare Corp.	30,136
1,108	UnitedHealth Group, Inc.	112,018

		228,470

	Pharmaceuticals — 6.3%
1,900	Johnson & Johnson	198,714
2,732	Merck & Co., Inc.	155,162
6,659	Pfizer, Inc.	207,434

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
390	Valeant Pharmaceuticals International, Inc. (a)	55,842

		617,152

	Total Health Care	845,622

	Industrials — 8.3%
	Aerospace & Defense — 2.1%
896	Honeywell International, Inc.	89,548
1,024	United Technologies Corp.	117,737

		207,285

	Airlines — 1.0%
1,986	Delta Air Lines, Inc.	97,677

	Industrial Conglomerates — 0.9%
998	Carlisle Cos., Inc.	90,017

	Machinery — 2.4%
537	Crane Co.	31,522
1,512	Dover Corp.	108,412
1,045	Illinois Tool Works, Inc.	98,933

		238,867

	Marine — 0.3%
376	Kirby Corp. (a)	30,382

	Professional Services — 0.9%
1,063	Equifax, Inc.	85,997

	Trading Companies & Distributors — 0.7%
261	W.W. Grainger, Inc.	66,450

	Total Industrials	816,675

	Information Technology — 5.4%
	Communications Equipment — 1.9%
4,243	Cisco Systems, Inc.	118,030
896	QUALCOMM, Inc.	66,618

		184,648

	IT Services — 0.5%
2,633	Western Union Co. (The)	47,164

	Semiconductors & Semiconductor Equipment — 1.9%
1,016	Analog Devices, Inc.	56,419
577	KLA-Tencor Corp.	40,554
1,799	Texas Instruments, Inc.	96,200

		193,173

	Software — 0.5%
1,130	Microsoft Corp.	52,483

	Technology Hardware, Storage & Peripherals — 0.6%
1,516	Hewlett-Packard Co.	60,857

	Total Information Technology	538,325

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 3.6%
	Chemicals — 0.7%
1,465	Mosaic Co. (The)	66,882

	Construction Materials — 1.0%
892	Martin Marietta Materials, Inc.	98,445

	Containers & Packaging — 1.5%
989	Ball Corp.	67,420
1,427	Rock-Tenn Co., Class A	87,013

		154,433

	Paper & Forest Products — 0.4%
1,303	KapStone Paper & Packaging Corp.	38,188

	Total Materials	357,948

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
2,385	Verizon Communications, Inc.	111,557

	Utilities — 5.8%
	Electric Utilities — 4.6%
1,233	American Electric Power Co., Inc.	74,850
1,049	Duke Energy Corp.	87,650
1,025	Edison International	67,106
851	NextEra Energy, Inc.	90,474
1,013	Northeast Utilities	54,232
2,204	Xcel Energy, Inc.	79,157

		453,469

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.2%
560	NiSource, Inc.	23,734
819	Sempra Energy	91,158

		114,892

	Total Utilities	568,361

	Total Common Stocks (Cost $7,299,304)	9,030,623

Short-Term Investment — 8.1%
	Investment Company — 8.1%
794,754	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $794,754)	794,754

	Total Investments — 99.7% (Cost $8,094,058)	9,825,377
	Other Assets in Excess of Liabilities — 0.3%	29,318

	NET ASSETS — 100.0%	$9,854,695

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for future contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(l)	— The rate shown is the current yield as of December 31, 2014
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$4,021,280		$2,974,871	$2,286,060
Investments in affiliates, at value	141,289		97,564	76,415

Total investment securities, at value	4,162,569		3,072,435	2,362,475
Receivables:
Fund shares sold	10,650		3,558	13,304
Dividends from non-affiliates	860		3,163	333
Dividends from affiliates	5		3	4
Other assets	129		—	—

Total Assets	4,174,213		3,079,159	2,376,116

LIABILITIES:
Payables:
Investment securities purchased	145		—	—
Fund shares redeemed	2,043		1,552	3,589
Accrued liabilities:
Investment advisory fees	2,240		1,650	1,246
Administration fees	287		199	149
Distribution fees	304		53	210
Shareholder servicing fees	356		13	219
Custodian and accounting fees	43		53	33
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)
Transfer agent fees	233		556	720
Other	126		34	104

Total Liabilities	5,777		4,111	6,270

Net Assets	$4,168,436		$3,075,048	$2,369,846

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$3,047,492	$2,306,211	$1,727,354
Accumulated undistributed (distributions in excess of) net investment income	(15,966)	(991)	(11,359)
Accumulated net realized gains (losses)	38,069	12,275	21,989
Net unrealized appreciation (depreciation)	1,098,841	757,553	631,862

Total Net Assets	$4,168,436	$3,075,048	$2,369,846

Net Assets:
Class A	$872,880	$185,853	$844,077
Class B	2,295	—	4,247
Class C	194,883	22,366	53,753
Class R2	—	687	4,059
Class R5	47,921	589	44,142
Class R6	1,993,565	1,066,585	92,712
Select Class	1,056,892	1,798,968	1,326,856

Total	$4,168,436	$3,075,048	$2,369,846

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	60,917	4,170	33,570
Class B	177	—	252
Class C	15,021	511	2,577
Class R2	—	15	149
Class R5	3,246	13	1,560
Class R6	134,927	23,779	3,270
Select Class	72,343	40,114	47,145
Net Asset Value (a):
Class A — Redemption price per share	$14.33	$44.57	$25.14
Class B — Offering price per share (b)	12.96	—	16.85
Class C — Offering price per share (b)	12.97	43.77	20.86
Class R2 — Offering and redemption price per share	—	44.50	27.21
Class R5 — Offering and redemption price per share	14.77	44.85	28.30
Class R6 — Offering and redemption price per share	14.78	44.85	28.36
Select Class — Offering and redemption price per share	14.61	44.85	28.14
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$15.12	$47.04	$26.53

Cost of investments in non-affiliates	$2,922,439	$2,217,318	$1,654,198
Cost of investments in affiliates	141,289	97,564	76,415

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$15,610,358	$298,016		$9,030,623
Investments in affiliates, at value	448,474	20,186		794,754

Total investment securities, at value	16,058,832	318,202		9,825,377
Cash	—	123		—
Deposits at broker for futures contracts	—	210		—
Deposits at broker for securities sold short	—	299,435		—
Receivables:
Investment securities sold	—	5,369		—
Fund shares sold	22,268	1		34,949
Dividends from non-affiliates	31,078	374		8,772
Dividends from affiliates	15	2		24
Variation margin on futures contracts	—	40		—

Total Assets	16,112,193	623,756		9,869,122

LIABILITIES:
Payables:
Securities sold short, at value	—	297,278		—
Dividend expense to non-affiliates on securities sold short	—	133		—
Investment securities purchased	—	4,876		—
Fund shares redeemed	103,355	33		6,492
Accrued liabilities:
Investment advisory fees	8,007	273		4,966
Administration fees	712	—		536
Distribution fees	1,009	7		787
Shareholder servicing fees	901	71		986
Custodian and accounting fees	250	20		89
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	2
Other	4,873	57		569

Total Liabilities	119,109	302,748		14,427

Net Assets	$15,993,084	$321,008		$9,854,695

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,240,088	$338,991	$8,140,900
Accumulated undistributed (distributions in excess of) net investment income	(1,520)	(4,446)	(808)
Accumulated net realized gains (losses)	139,706	(70,527)	(16,716)
Net unrealized appreciation (depreciation)	5,614,810	56,990	1,731,319

Total Net Assets	$15,993,084	$321,008	$9,854,695

Net Assets:
Class A	$2,700,548	$7,007	$2,151,927
Class B	8,990	156	—
Class C	613,455	7,655	552,738
Class R2	75,043	—	—
Institutional Class	10,164,312	—	4,179,965
Select Class	2,430,736	306,190	2,970,065

Total	$15,993,084	$321,008	$9,854,695

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	74,051	696	72,533
Class B	252	16	—
Class C	17,335	803	18,658
Class R2	2,127	—	—
Institutional Class	273,625	—	140,235
Select Class	66,048	29,816	99,734

Net Asset Value (a):
Class A — Redemption price per share	$36.47	$10.07	$29.67
Class B — Offering price per share (b)	35.73	9.52	—
Class C — Offering price per share (b)	35.39	9.53	29.62
Class R2 — Offering and redemption price per share	35.29	—	—
Institutional Class — Offering and redemption price per share	37.15	—	29.81
Select Class — Offering and redemption price per share	36.80	10.27	29.78
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$38.49	$10.63	$31.31

Cost of investments in non-affiliates	$9,995,548	$235,301	$7,299,304
Cost of investments in affiliates	448,474	20,186	794,754
Proceeds from securities sold short	—	291,535	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$11,034	$19,597	$6,011
Dividend income from affiliates	11	10	13

Total investment income	11,045	19,607	6,024

EXPENSES:
Investment advisory fees	12,463	9,517	7,204
Administration fees	1,582	1,208	914
Distribution fees:
Class A	972	210	971
Class B	9	—	17
Class C	626	78	178
Class R2	—	2	7
Shareholder servicing fees:
Class A	972	210	971
Class B	3	—	6
Class C	209	26	59
Class R2	—	1	4
Class R5	166	— (a)	8
Select Class	1,277	2,218	1,584
Custodian and accounting fees	54	51	35
Interest expense to affiliates	— (a)	—	—
Professional fees	35	35	30
Trustees’ and Chief Compliance Officer’s fees	18	13	11
Printing and mailing costs	103	157	111
Registration and filing fees	133	93	55
Transfer agent fees	874	1,513	1,245
Other	178	284	17

Total expenses	19,674	15,616	13,427

Less fees waived	(449)	(2,847)	(1,850)
Less expense reimbursements	—	(19)	(2)

Net expenses	19,225	12,750	11,575

Net investment income (loss)	(8,180)	6,857	(5,551)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	64,047	62,348	61,706
Change in net unrealized appreciation/depreciation of investments in non-affiliates	129,273	59,933	(5,841)

Net realized/unrealized gains (losses)	193,320	122,281	55,865

Change in net assets resulting from operations	$185,140	$129,138	$50,314

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$167,159	$2,880	$88,518
Dividend income from affiliates	42	9	67

Total investment income	167,201	2,889	88,585

EXPENSES:
Investment advisory fees	50,926	2,609	28,378
Administration fees	6,464	172	3,601
Distribution fees:
Class A	3,593	10	2,396
Class B	36	1	—
Class C	2,259	31	1,743
Class R2	180	—	—
Shareholder servicing fees:
Class A	3,593	10	2,396
Class B	12	— (a)	—
Class C	753	10	581
Class R2	90	—	—
Institutional Class	4,510	—	1,803
Select Class	3,865	501	3,430
Custodian and accounting fees	235	18	109
Interest expense to affiliates	—	— (a)	—
Professional fees	118	28	48
Trustees’ and Chief Compliance Officer’s fees	76	2	38
Printing and mailing costs	519	4	213
Registration and filing fees	157	24	172
Transfer agent fees	8,328	35	2,758
Other	723	7	381
Dividend expense to non-affiliates on securities sold short	—	2,304	—
Interest expense to non-affiliates on securities sold short	—	311	—

Total expenses	86,437	6,077	48,047

Less fees waived	(13,998)	(852)	(5,324)
Less expense reimbursements	(19)	— (a)	—

Net expenses	72,420	5,225	42,723

Net investment income (loss)	94,781	(2,336)	45,862

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	570,998	30,678	42,577
Futures	—	569	—
Securities sold short	—	(40,678)	—

Net realized gain (loss)	570,998	(9,431)	42,577

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	298,211	(10,409)	402,206
Futures	—	39	—
Securities sold short	—	28,989	—

Change in net unrealized appreciation/depreciation	298,211	18,619	402,206

Net realized/unrealized gains (losses)	869,209	9,188	444,783

Change in net assets resulting from operations	$963,990	$6,852	$490,645

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(8,180)	$(7,964)	$6,857	$4,036
Net realized gain (loss)	64,047	223,546	62,348	135,142
Distributions of capital gains received from investment company affiliates	—	3	—	1
Change in net unrealized appreciation/depreciation	129,273	492,238	59,933	222,527

Change in net assets resulting from operations	185,140	707,823	129,138	361,706

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(206)	(29)
From net realized gains	(32,469)	(21,773)	(7,964)	(4,217)
Class B
From net realized gains	(98)	(123)	—	—
Class C
From net investment income	—	—	(3)	—
From net realized gains	(7,969)	(4,242)	(987)	(1,100)
Class R2 (a)
From net investment income	—	—	(1)	— (b)
From net realized gains	—	—	(30)	—
Class R5 (a)
From net investment income	—	—	(1)	— (b)
From net realized gains	(1,758)	(54,106)	(26)	—
Class R6 (a)
From net investment income	—	—	(3,034)	(913)
From net realized gains	(73,271)	—	(46,016)	—
Select Class
From net investment income	—	—	(4,068)	(3,282)
From net realized gains	(39,626)	(49,152)	(78,884)	(90,616)

Total distributions to shareholders	(155,191)	(129,396)	(141,220)	(100,157)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	573,280	987,358	313,960	1,551,394

NET ASSETS:
Change in net assets	603,229	1,565,785	301,878	1,812,943
Beginning of period	3,565,207	1,999,422	2,773,170	960,227

End of period	$4,168,436	$3,565,207	$3,075,048	$2,773,170

Accumulated undistributed (distributions in excess of) net investment income	$(15,966)	$(7,786)	$(991)	$(535)

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,551)	$(6,054)	$94,781	$103,278
Net realized gain (loss)	61,706	314,124	570,998	1,068,473
Distributions of capital gains received from investment company affiliates	—	— (a)	—	6
Change in net unrealized appreciation/depreciation	(5,841)	225,799	298,211	1,889,585

Change in net assets resulting from operations	50,314	533,869	963,990	3,061,342

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(15,287)	(14,338)
From net realized gains	(80,615)	(69,231)	(197,218)	(135,361)
Class B
From net realized gains	(608)	(943)	(668)	(524)
Class C
From net investment income	—	—	(1,024)	(38)
From net realized gains	(6,222)	(3,392)	(45,175)	(24,588)
Class R2
From net investment income	—	—	(331)	(201)
From net realized gains	(345)	(58)	(5,603)	(2,784)
Class R5
From net realized gains	(3,427)	(2,276)	—	—
Class R6
From net realized gains	(7,943)	(5,408)	—	—
Institutional Class
From net investment income	—	—	(108,605)	(69,637)
From net realized gains	—	—	(711,308)	(318,626)
Select Class
From net investment income	—	—	(19,269)	(17,743)
From net realized gains	(119,065)	(99,863)	(172,337)	(112,976)

Total distributions to shareholders	(218,225)	(181,171)	(1,276,825)	(696,816)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	355,953	251,309	660,334	18,077

NET ASSETS:
Change in net assets	188,042	604,007	347,499	2,382,603
Beginning of period	2,181,804	1,577,797	15,645,585	13,262,982

End of period	$2,369,846	$2,181,804	$15,993,084	$15,645,585

Accumulated undistributed (distributions in excess of) net investment income	$(11,359)	$(5,808)	$(1,520)	$48,215

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,336)	$(4,373)	$45,862	$83,781
Net realized gain (loss)	(9,431)	9,737	42,577	278,242
Distributions of capital gains received from investment company affiliates	—	— (a)	—	5
Change in net unrealized appreciation/depreciation	18,619	(136)	402,206	747,106

Change in net assets resulting from operations	6,852	5,228	490,645	1,109,134

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(18,586)	(6,931)
From net realized gains	—	—	(49,085)	(30,061)
Class C
From net investment income	—	—	(2,882)	(562)
From net realized gains	—	—	(12,315)	(7,282)
Institutional Class
From net investment income	—	—	(51,909)	(19,755)
From net realized gains	—	—	(93,724)	(54,303)
Select Class
From net investment income	—	—	(31,036)	(12,951)
From net realized gains	—	—	(67,644)	(42,336)

Total distributions to shareholders	—	—	(327,181)	(174,181)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(136,846)	101,988	1,997,787	3,061,568

NET ASSETS:
Change in net assets	(129,994)	107,216	2,161,251	3,996,521
Beginning of period	451,002	343,786	7,693,444	3,696,923

End of period	$321,008	$451,002	$9,854,695	$7,693,444

Accumulated undistributed (distributions in excess of) net investment income	$(4,446)	$(2,110)	$(808)	$57,743

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$223,391	$463,212	$39,469	$92,281
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	42,694
Distributions reinvested	31,822	21,355	8,101	4,242
Cost of shares redeemed	(104,576)	(135,058)	(16,733)	(16,208)

Change in net assets resulting from Class A capital transactions	$150,637	$349,509	$30,837	$123,009

Class B
Proceeds from shares issued	$129	$342	$—	$—
Distributions reinvested	94	118	—	—
Cost of shares redeemed	(344)	(599)	—	—

Change in net assets resulting from Class B capital transactions	$(121)	$(139)	$—	$—

Class C
Proceeds from shares issued	$58,436	$101,473	$2,900	$11,105
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	1,648
Distributions reinvested	6,954	3,500	988	1,100
Cost of shares redeemed	(14,461)	(18,573)	(1,386)	(1,925)

Change in net assets resulting from Class C capital transactions	$50,929	$86,400	$2,502	$11,928

Class R2 (a)
Proceeds from shares issued	$—	$—	$131	$51
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	632
Distributions reinvested	—	—	18	— (b)
Cost of shares redeemed	—	—	(141)	(28)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$8	$655

Class R5 (a)
Proceeds from shares issued	$63,965	$540,555	$481	$1
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	87
Distributions reinvested	1,758	54,106	27	— (b)
Cost of shares redeemed	(1,499,170)	(225,926)	(44)	—

Change in net assets resulting from Class R5 capital transactions	$(1,433,447)	$368,735	$464	$88

Class R6 (a)
Proceeds from shares issued	$1,672,189	$276,436	$202,904	$108,850
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	676,262
Distributions reinvested	70,799	—	48,799	906
Cost of shares redeemed	(11,553)	(11,268)	(6,760)	(751)

Change in net assets resulting from Class R6 capital transactions	$1,731,435	$265,168	$244,943	$785,267

Select Class
Proceeds from shares issued	$164,859	$429,743	$160,248	$490,477
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	390,167
Distributions reinvested	23,846	20,345	60,283	82,318
Cost of shares redeemed	(114,858)	(532,403)	(185,325)	(332,515)

Change in net assets resulting from Select Class capital transactions	$73,847	$(82,315)	$35,206	$630,447

Total change in net assets resulting from capital transactions	$573,280	$987,358	$313,960	$1,551,394

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Amount rounds to less than 1,000 dollars.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	15,587	34,641	886	2,197
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	995
Reinvested	2,270	1,645	188	107
Redeemed	(7,319)	(10,120)	(378)	(381)

Change in Class A Shares	10,538	26,166	696	2,918

Class B
Issued	10	28	—	—
Reinvested	7	10	—	—
Redeemed	(26)	(50)	—	—

Change in Class B Shares	(9)	(12)	—	—

Class C
Issued	4,483	8,282	67	269
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	39
Reinvested	547	295	23	28
Redeemed	(1,120)	(1,524)	(32)	(46)

Change in Class C Shares	3,910	7,053	58	290

Class R2 (a)
Issued	—	—	2	2
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15
Reinvested	—	—	1	— (b)
Redeemed	—	—	(4)	(1)

Change in Class R2 Shares	—	—	(1)	16

Class R5 (a)
Issued	4,356	39,731	11	— (b)
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	2
Reinvested	122	4,065	1	— (b)
Redeemed	(100,595)	(15,945)	(1)	—

Change in Class R5 Shares	(96,117)	27,851	11	2

Class R6 (a)
Issued	112,242	19,372	4,579	2,551
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15,676
Reinvested	4,896	—	1,121	20
Redeemed	(792)	(791)	(150)	(18)

Change in Class R6 Shares	116,346	18,581	5,550	18,229

Select Class
Issued	11,313	31,913	3,586	11,736
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	9,044
Reinvested	1,668	1,541	1,386	2,060
Redeemed	(7,901)	(38,838)	(4,137)	(7,967)

Change in Select Class Shares	5,080	(5,384)	835	14,873

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$154,352	$117,470	$190,442	$455,863
Distributions reinvested	76,908	65,053	195,292	139,350
Cost of shares redeemed	(88,838)	(127,370)	(1,035,632)	(880,766)

Change in net assets resulting from Class A capital transactions	$142,422	$55,153	$(649,898)	$(285,553)

Class B
Proceeds from shares issued	$22	$60	$16	$98
Distributions reinvested	593	905	639	502
Cost of shares redeemed	(1,061)	(3,553)	(2,136)	(7,405)

Change in net assets resulting from Class B capital transactions	$(446)	$(2,588)	$(1,481)	$(6,805)

Class C
Proceeds from shares issued	$16,756	$14,903	$17,013	$27,504
Distributions reinvested	5,274	2,860	36,724	19,472
Cost of shares redeemed	(4,181)	(5,376)	(36,801)	(66,037)

Change in net assets resulting from Class C capital transactions	$17,849	$12,387	$16,936	$(19,061)

Class R2
Proceeds from shares issued	$2,717	$1,589	$9,372	$21,879
Distributions reinvested	345	58	5,637	2,790
Cost of shares redeemed	(599)	(276)	(10,283)	(20,179)

Change in net assets resulting from Class R2 capital transactions	$2,463	$1,371	$4,726	$4,490

Class R5
Proceeds from shares issued	$18,990	$11,177	$—	$—
Distributions reinvested	3,427	2,276	—	—
Cost of shares redeemed	(3,103)	(8,354)	—	—

Change in net assets resulting from Class R5 capital transactions	$19,314	$5,099	$—	$—

Class R6
Proceeds from shares issued	$20,429	$33,802	$—	$—
Distributions reinvested	7,291	4,757	—	—
Cost of shares redeemed	(15,047)	(12,254)	—	—

Change in net assets resulting from Class R6 capital transactions	$12,673	$26,305	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$1,906,087	$1,953,853
Distributions reinvested	—	—	686,825	315,542
Cost of shares redeemed	—	—	(775,800)	(1,555,034)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,817,112	$714,361

Select Class
Proceeds from shares issued	$172,723	$235,397	$874,338	$551,560
Distributions reinvested	103,039	84,914	174,083	120,569
Cost of shares redeemed	(114,084)	(166,729)	(1,575,482)	(1,061,484)

Change in net assets resulting from Select Class capital transactions	$161,678	$153,582	$(527,061)	$(389,355)

Total change in net assets resulting from capital transactions	$355,953	$251,309	$660,334	$18,077

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	5,901	4,546	5,152	13,275
Reinvested	3,166	2,708	5,494	4,172
Redeemed	(3,335)	(4,940)	(27,993)	(25,729)

Change in Class A Shares	5,732	2,314	(17,347)	(8,282)

Class B
Issued	1	3	— (a)	4
Reinvested	37	53	18	15
Redeemed	(56)	(193)	(57)	(223)

Change in Class B Shares	(18)	(137)	(39)	(204)

Class C
Issued	744	673	483	830
Reinvested	262	140	1,070	602
Redeemed	(187)	(244)	(1,025)	(1,968)

Change in Class C Shares	819	569	528	(536)

Class R2
Issued	94	58	261	654
Reinvested	13	2	164	86
Redeemed	(21)	(10)	(289)	(599)

Change in Class R2 Shares	86	50	136	141

Class R5
Issued	639	397	—	—
Reinvested	125	86	—	—
Redeemed	(104)	(293)	—	—

Change in Class R5 Shares	660	190	—	—

Class R6
Issued	689	1,187	—	—
Reinvested	266	179	—	—
Redeemed	(503)	(432)	—	—

Change in Class R6 Shares	452	934	—	—

Institutional Class
Issued	—	—	49,420	55,438
Reinvested	—	—	18,860	9,240
Redeemed	—	—	(20,573)	(44,220)

Change in Institutional Class Shares	—	—	47,707	20,458

Select Class
Issued	5,934	8,322	23,375	15,917
Reinvested	3,790	3,204	4,839	3,571
Redeemed	(3,872)	(5,903)	(41,079)	(30,426)

Change in Select Class Shares	5,852	5,623	(12,865)	(10,938)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$256	$2,563	$615,706	$931,606
Distributions reinvested	—	—	63,610	34,685
Cost of shares redeemed	(3,682)	(6,487)	(264,402)	(255,314)

Change in net assets resulting from Class A capital transactions	$(3,426)	$(3,924)	$414,914	$710,977

Class B
Proceeds from shares issued	$—	$3	$—	$—
Cost of shares redeemed	(55)	(325)	—	—

Change in net assets resulting from Class B capital transactions	$(55)	$(322)	$—	$—

Class C
Proceeds from shares issued	$367	$505	$154,592	$164,051
Distributions reinvested	—	—	12,024	6,053
Cost of shares redeemed	(1,424)	(3,141)	(26,075)	(28,716)

Change in net assets resulting from Class C capital transactions	$(1,057)	$(2,636)	$140,541	$141,388

Institutional Class
Proceeds from shares issued	$—	$—	$1,108,871	$1,480,427
Distributions reinvested	—	—	134,005	69,075
Cost of shares redeemed	—	—	(173,103)	(330,856)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,069,773	$1,218,646

Select Class
Proceeds from shares issued	$5,339	$114,928	$398,848	$1,276,857
Distributions reinvested	—	—	87,369	49,543
Cost of shares redeemed	(137,647)	(6,058)	(113,658)	(335,843)

Change in net assets resulting from Select Class capital transactions	$(132,308)	$108,870	$372,559	$990,557

Total change in net assets resulting from capital transactions	$(136,846)	$101,988	$1,997,787	$3,061,568

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	25	262	21,021	34,698
Reinvested	—	—	2,177	1,320
Redeemed	(369)	(663)	(9,035)	(9,483)

Change in Class A Shares	(344)	(401)	14,163	26,535

Class B
Issued	—	1	—	—
Redeemed	(6)	(36)	—	—

Change in Class B Shares	(6)	(35)	—	—

Class C
Issued	39	54	5,285	6,062
Reinvested	—	—	414	232
Redeemed	(151)	(338)	(895)	(1,062)

Change in Class C Shares	(112)	(284)	4,804	5,232

Institutional Class
Issued	—	—	37,756	54,588
Reinvested	—	—	4,545	2,610
Redeemed	—	—	(5,853)	(12,230)

Change in Institutional Class Shares	—	—	36,448	44,968

Select Class
Issued	527	11,408	13,607	47,271
Reinvested	—	—	2,972	1,877
Redeemed	(13,502)	(607)	(3,865)	(12,507)

Change in Select Class Shares	(12,975)	10,801	12,714	36,641

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$14.24	$(0.05	)(f)	$0.71	$0.66	$—	$(0.57)	$(0.57)
Year Ended June 30, 2014	11.43	(0.07	)(f)	3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	12.97	(0.08	)(f)	0.64	0.56	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.50	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	12.98	(0.08	)(f)	0.64	0.56	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—

Class R5
Six Months Ended December 31, 2014 (Unaudited)	14.63	(0.02	)(f)	0.73	0.71	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(i)	0.93	0.93	—	—	—

Class R6
Six Months Ended December 31, 2014 (Unaudited)	14.64	(0.02	)(f)	0.73	0.71	—	(0.57)	(0.57)
December 23, 2013(j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	14.50	(0.04	)(f)	0.72	0.68	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.33	4.69%	$872,880	1.25%	(0.67)%		1.32%	26%
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102

12.96	4.38	2,295	1.75	(1.17)		1.83	26
12.97	30.15	2,417	1.74	(0.99)		1.81	62
10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102

12.97	4.37	194,883	1.75	(1.17)		1.82	26
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102

14.77	4.91	47,921	0.85	(0.25)		0.86	26
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102

14.78	4.96	1,993,565	0.77	(0.21)		0.78	26
14.64	5.63	271,958	0.80	(0.15)		0.82	62

14.61	4.74	1,056,892	1.06	(0.49)		1.07	26
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$44.91	$0.03	(f)	$1.71	$1.74	$(0.05)	$(2.03)	$(2.08)
Year Ended June 30, 2014	38.10	(0.04	)(g)	10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(g)(h)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(g)(i)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(g)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (j) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2014 (Unaudited)	44.21	(0.06	)(f)	1.65	1.59	— (k)	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24	)(g)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(g)(h)	7.29	7.22	— (k)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(g)(i)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(g)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (j) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (k)	—	— (k)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	44.87	(0.04	)(f)	1.72	1.68	(0.02)	(2.03)	(2.05)
March 14, 2014 (j) through June 30, 2014	42.92	(0.05	)(g)	2.01	1.96	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	45.15	0.13	(f)	1.72	1.85	(0.12)	(2.03)	(2.15)
March 14, 2014 (j) through June 30, 2014	43.14	0.04	(g)	2.02	2.06	(0.05)	—	(0.05)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	45.15	0.13	(f)	1.73	1.86	(0.13)	(2.03)	(2.16)
March 14, 2014 (j) through June 30, 2014	43.14	0.04	(g)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	45.15	0.10	(f)	1.73	1.83	(0.10)	(2.03)	(2.13)
Year Ended June 30, 2014	38.22	0.11	(g)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(g)(h)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(g)(i)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(g)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.03), $(0.12), $(0.10), $0.07, $0.07 and $0.04 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.16)%, (0.67)%, (0.43)%, 0.52%, 0.35% and 0.18% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44.57	4.04%	$185,853	1.24%	0.10	%(f)	1.41%	18%
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(h)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(i)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

43.77	3.77	22,366	1.74	(0.41	)(f)	1.89	18
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(h)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(i)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

44.50	3.92	687	1.49	(0.17	)(f)	1.63	18
44.87	4.56	688	1.47	(0.41)		1.60	47

44.85	4.27	589	0.79	0.83	(f)	0.85	18
45.15	4.77	91	0.78	0.27		0.91	47

44.85	4.29	1,066,585	0.74	0.61	(f)	0.84	18
45.15	4.78	823,036	0.73	0.34		0.86	47

44.85	4.22	1,798,968	0.89	0.44	(f)	1.15	18
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(h)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(i)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$27.49	$(0.09	)(f)	$0.53	$0.44	$(2.79)	$25.14	1.95%
Year Ended June 30, 2014	22.99	(0.13	)(f)(g)	7.42	7.29	(2.79)	27.49	33.44
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)	22.99	23.70
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)	19.52	(6.61)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—	23.30	42.51
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—	16.35	19.52

Class B
Six Months Ended December 31, 2014 (Unaudited)	19.40	(0.11	)(f)	0.35	0.24	(2.79)	16.85	1.73
Year Ended June 30, 2014	17.00	(0.18	)(f)(g)	5.37	5.19	(2.79)	19.40	32.81
Year Ended June 30, 2013	14.76	(0.11	)(f)(h)	3.34	3.23	(0.99)	17.00	22.99
Year Ended June 30, 2012	18.29	(0.12	)(f)(i)	(1.40)	(1.52)	(2.01)	14.76	(7.08)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—	18.29	41.78
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—	12.90	18.89

Class C
Six Months Ended December 31, 2014 (Unaudited)	23.35	(0.14	)(f)	0.44	0.30	(2.79)	20.86	1.69
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)	23.35	32.85
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)	19.97	23.03
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)	17.17	(7.06)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—	20.88	41.75
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—	14.73	18.89

Class R2
Six Months Ended December 31, 2014 (Unaudited)	29.54	(0.13	)(f)	0.59	0.46	(2.79)	27.21	1.88
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)	29.54	33.25
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)	24.56	23.46
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)	20.83	(6.72)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—	24.73	42.29
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—	17.38	19.37

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.14), $(0.19), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.00)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$844,077	1.24%	(0.69)%		1.36%	26%
765,310	1.24	(0.51	)(g)	1.37	69
586,787	1.23	(0.17	)(h)	1.45	70
538,323	1.24	(0.23	)(i)	1.38	70
696,334	1.24	(0.44)		1.36	79
560,054	1.24	(0.53)		1.42	82

4,247	1.74	(1.19)		1.88	26
5,243	1.72	(0.98	)(g)	1.87	69
6,923	1.73	(0.69	)(h)	1.94	70
9,948	1.75	(0.77	)(i)	1.88	70
18,648	1.77	(0.97)		1.86	79
20,893	1.77	(1.07)		1.92	82

53,753	1.74	(1.19)		1.87	26
41,047	1.73	(1.01	)(g)	1.86	69
23,745	1.73	(0.67	)(h)	1.95	70
22,190	1.75	(0.75	)(i)	1.88	70
29,187	1.77	(0.97)		1.86	79
23,389	1.77	(1.06)		1.92	82

4,059	1.40	(0.87)		1.64	26
1,852	1.40	(0.71	)(g)	1.59	69
320	1.39	(0.32	)(h)	1.71	70
230	1.40	(0.35	)(i)	1.63	70
121	1.40	(0.59)		1.60	79
63	1.40	(0.69)		1.67	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Mid Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	$30.52	$(0.04	)(f)	$0.61	$0.57	$(2.79)	$28.30	2.18%
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)	30.52	34.06
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)	25.15	24.22
November 1, 2011(j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)	21.18	7.71

Class R6
Six Months Ended December 31, 2014 (Unaudited)	30.57	(0.03	)(f)	0.61	0.58	(2.79)	28.36	2.21
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)	30.57	34.16
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)	25.17	24.26
November 1, 2011(j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)	21.19	7.76

Select Class
Six Months Ended December 31, 2014 (Unaudited)	30.39	(0.06	)(f)	0.60	0.54	(2.79)	28.14	2.09
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)	30.39	33.91
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)	25.08	24.06
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)	21.15	(6.31)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—	24.97	42.93
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—	17.47	19.90

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.14), $(0.19), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.00)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44,142	0.79%	(0.25)%		0.92%	26%
27,454	0.79	(0.06	)(g)	0.92	69
17,848	0.79	0.28	(h)	1.00	70
14,837	0.78	0.31	(i)	0.92	70

92,712	0.74	(0.19)		0.84	26
86,150	0.74	(0.01	)(g)	0.86	69
47,434	0.74	0.34	(h)	0.98	70
13,982	0.73	0.58	(i)	0.87	70

1,326,856	0.93	(0.38)		1.13	26
1,254,748	0.93	(0.20	)(g)	1.12	69
894,740	0.93	0.14	(h)	1.20	70
827,306	0.93	0.09	(i)	1.13	70
1,031,463	0.93	(0.13)		1.10	79
685,843	0.93	(0.22)		1.17	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$37.25	$0.16	(f)(g)	$2.05	$2.21	$(0.20)	$(2.79)	$(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)(h)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(f)(i)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	36.46	0.06	(f)(g)	2.00	2.06	—	(2.79)	(2.79)
Year Ended June 30, 2014	31.05	(0.03	)(f)(h)	6.89	6.86	—	(1.45)	(1.45)
Year Ended June 30, 2013	25.16	0.03	(f)(i)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	36.19	0.07	(f)(g)	1.98	2.05	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)(h)	6.83	6.80	— (j)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(f)(i)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—

Class R2
Six Months Ended December 31, 2014 (Unaudited)	36.14	0.12	(f)(g)	1.97	2.09	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)(h)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(f)(i)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.07, $(0.03), $(0.02), $0.03, $0.18 and $0.10 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.34%, (0.14)%, (0.12)%, 0.15%, 0.94% and 0.53% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14, $(0.03), $(0.03), $0.05, $0.32 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.10)%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$36.47	6.20%	$2,700,548	1.23%	0.84	%(g)	1.39%	10%
37.25	23.25	3,404,974	1.23	0.42	(h)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(i)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34

35.73	5.91	8,990	1.74	0.35	(g)	1.87	10
36.46	22.67	10,619	1.72	(0.08	)(h)	1.87	25
31.05	24.42	15,382	1.74	0.13	(i)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34

35.39	5.92	613,455	1.74	0.38	(g)	1.90	10
36.19	22.63	608,283	1.74	(0.09	)(h)	1.87	25
30.84	24.43	534,813	1.74	0.16	(i)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34

35.29	6.06	75,043	1.49	0.65	(g)	1.66	10
36.14	22.94	71,958	1.49	0.17	(h)	1.62	25
30.81	24.71	57,003	1.49	0.43	(i)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund (continued)
Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	$37.99	$0.28	(f)(g)	$2.07	$2.35	$(0.40)	$(2.79)	$(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)(h)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(f)(i)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	37.61	0.19	(f)(g)	2.08	2.27	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)(h)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(f)(i)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (j)	—	— (j)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.07, $(0.03), $(0.02), $0.03, $0.18 and $0.10 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.34%, (0.14)%, (0.12)%, 0.15%, 0.94% and 0.53% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14, $(0.03), $(0.03), $0.05, $0.32 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.10)%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$37.15	6.45%	$10,164,312	0.74%	1.46	%(g)	0.95%	10%
37.99	23.88	8,581,992	0.74	0.92	(h)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(i)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34

36.80	6.30	2,430,736	0.98	1.00	(g)	1.11	10
37.61	23.59	2,967,759	0.98	0.67	(h)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(i)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$9.91	$(0.07	)(g)	$0.23	$0.16	$10.07	1.61%
Year Ended June 30, 2014	9.79	(0.13	)(g)	0.25	0.12	9.91	1.23
Year Ended June 30, 2013	9.69	(0.11	)(g)(h)	0.21	0.10	9.79	1.03
Year Ended June 30, 2012	9.81	(0.14	)(g)	0.02	(0.12)	9.69	(1.22)
Year Ended June 30, 2011	9.71	(0.16	)(g)	0.26	0.10	9.81	1.03
Year Ended June 30, 2010	10.21	(0.17	)(g)	(0.33)	(0.50)	9.71	(4.90)

Class B
Six Months Ended December 31, 2014 (Unaudited)	9.39	(0.09	)(g)	0.22	0.13	9.52	1.38
Year Ended June 30, 2014	9.31	(0.17	)(g)	0.25	0.08	9.39	0.86
Year Ended June 30, 2013	9.29	(0.17	)(g)(h)	0.19	0.02	9.31	0.22
Year Ended June 30, 2012	9.47	(0.20	)(g)	0.02	(0.18)	9.29	(1.90)
Year Ended June 30, 2011	9.44	(0.23	)(g)	0.26	0.03	9.47	0.32
Year Ended June 30, 2010	10.01	(0.23	)(g)	(0.34)	(0.57)	9.44	(5.69)

Class C
Six Months Ended December 31, 2014 (Unaudited)	9.40	(0.09	)(g)	0.22	0.13	9.53	1.38
Year Ended June 30, 2014	9.33	(0.17	)(g)	0.24	0.07	9.40	0.75
Year Ended June 30, 2013	9.30	(0.17	)(g)(h)	0.20	0.03	9.33	0.32
Year Ended June 30, 2012	9.48	(0.20	)(g)	0.02	(0.18)	9.30	(1.90)
Year Ended June 30, 2011	9.46	(0.23	)(g)	0.25	0.02	9.48	0.21
Year Ended June 30, 2010	10.02	(0.23	)(g)	(0.33)	(0.56)	9.46	(5.59)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	10.09	(0.06	)(g)	0.24	0.18	10.27	1.78
Year Ended June 30, 2014	9.94	(0.11	)(g)	0.26	0.15	10.09	1.51
Year Ended June 30, 2013	9.82	(0.09	)(g)(h)	0.21	0.12	9.94	1.22
Year Ended June 30, 2012	9.91	(0.12	)(g)	0.03	(0.09)	9.82	(0.91)
Year Ended June 30, 2011	9.79	(0.14	)(g)	0.26	0.12	9.91	1.23
Year Ended June 30, 2010	10.27	(0.14	)(g)	(0.34)	(0.48)	9.79	(4.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.93% for the six months ended December 31, 2014, 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for 2013, 1.48% and 1.94% for 2012, 1.49% and 1.95% for 2011 and 1.49% and 1.94% for 2010; for Class B are 1.99% and 2.46% for the six months ended December 31, 2014, 1.99% and 2.41% for the year ended June 30, 2014, 2.16% and 2.38% for 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Class C are 1.99% and 2.43% for the six months ended December 31, 2014, 1.99% and 2.40% for the year ended June 30, 2014, 2.15% and 2.38% for 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Select Class are 1.23% and 1.64% for the six months ended December 31, 2014, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011 and 1.24% and 1.69% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13),$(0.19),$(0.19) and $(0.11) for Class A,Class B,Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%,(2.07)%,(2.06)% and (1.16)% for Class A,Class B,Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$7,007	2.74%	(1.35)%		3.18%	43%	124%
10,301	2.78	(1.36)		3.20	106	227
14,101	3.04	(1.13	)(h)	3.44	94	251
19,759	2.86	(1.42)		3.32	151	316
29,216	2.92	(1.65)		3.38	145	339
94,549	2.94	(1.65)		3.39	146	348

156	3.24	(1.83)		3.71	43	124
209	3.28	(1.88)		3.70	106	227
530	3.70	(1.82	)(h)	3.92	94	251
1,401	3.61	(2.18)		3.83	151	316
3,484	3.67	(2.47)		3.88	145	339
7,849	3.69	(2.39)		3.89	146	348

7,655	3.23	(1.83)		3.69	43	124
8,602	3.28	(1.85)		3.70	106	227
11,181	3.69	(1.81	)(h)	3.92	94	251
15,677	3.61	(2.17)		3.82	151	316
22,094	3.67	(2.46)		3.88	145	339
39,610	3.70	(2.39)		3.89	146	348

306,190	2.48	(1.10)		2.89	43	124
431,890	2.52	(1.07)		2.94	106	227
317,974	2.78	(0.90	)(h)	3.18	94	251
476,803	2.61	(1.17)		3.07	151	316
491,653	2.67	(1.39)		3.13	145	339
433,539	2.70	(1.39)		3.15	146	348

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$29.15	$0.12	(f)	$1.37	$1.49	$(0.26)	$(0.71)	$(0.97)
Year Ended June 30, 2014	24.64	0.34	(f)	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	(f)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(f)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(f)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(f)	3.17	3.40	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2014 (Unaudited)	29.08	0.04	(f)	1.37	1.41	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	(f)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(f)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(f)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(f)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(f)	3.17	3.32	(0.12)	—	(0.12)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	29.31	0.19	(f)	1.40	1.59	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	(f)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(f)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(f)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(f)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(f)	3.18	3.49	(0.26)	—	(0.26)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	29.27	0.15	(f)	1.39	1.54	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	(f)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(f)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(f)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(f)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(f)	3.19	3.46	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$29.67	5.18%	$2,151,927	1.24%	0.79%	1.36%	9%
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45

29.62	4.91	552,738	1.74	0.30	1.82	9
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45

29.81	5.48	4,179,965	0.74	1.30	0.90	9
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45

29.78	5.31	2,970,065	0.99	1.03	1.06	9
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2**, Class R5**, Class R6** and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.
**	Class R2, Class R5 and Class R6 Shares of Mid Cap Equity Fund commenced operations on March 14, 2014.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,162,569	$—	$—	$4,162,569

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,072,435	$—	$—	$3,072,435

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,362,475	$—	$—	$2,362,475

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,058,832	$—	$—	$16,058,832

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$318,202	$—	$—	$318,202

Total Liabilities for Securities Sold Short (a)	$(297,278)	$—	$—	$(297,278)

Appreciation in Other Financial Instruments
Futures Contracts	$18	$—	$—	$18

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,825,377	$—	$—	$9,825,377

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2014.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2014, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$3,319
Ending Notional Balance Short	1,527

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$299	$1
Mid Cap Equity Fund	89	—	(a)
Mid Cap Growth Fund	43	—	(a)
Mid Cap Value Fund	17	1
Multi-Cap Market Neutral Fund	1	—
Value Advantage Fund	297	1

(a)	Amount rounds to less than $1,000.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.80%	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	1.50%	0.80	0.75	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015, except Growth Advantage Fund Class R6 which is in place until December 31, 2014 and Mid Cap Equity Fund which is in place until October 31, 2016. Effective January 1, 2015, the contractual expense limitation for Growth Advantage Fund Class R6 was increased to 0.85% until at least October 31, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$40	$3	$332	$375	$—
Mid Cap Equity Fund	816	545	1,396	2,757	19
Mid Cap Growth Fund	636	420	743	1,799	2
Mid Cap Value Fund	5,146	3,337	5,090	13,573	19
Multi-Cap Market Neutral Fund	635	172	3	810	—	(a)
Value Advantage Fund	1,563	1,009	2,184	4,756	—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 was as follows (amounts in thousands):

Growth Advantage Fund	$74
Mid Cap Equity Fund	90
Mid Cap Growth Fund	51
Mid Cap Value Fund	425
Multi-Cap Market Neutral Fund	42
Value Advantage Fund	568

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,255,468	$953,897	$—	$—
Mid Cap Equity Fund	703,146	512,731	—	—
Mid Cap Growth Fund	678,546	551,646	—	—
Mid Cap Value Fund	1,550,189	1,883,654	—	—
Multi-Cap Market Neutral Fund	157,178	273,030	188,296	291,738
Value Advantage Fund	2,152,827	705,819	—	—

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$3,063,728	$1,147,279	$48,438	$1,098,841
Mid Cap Equity Fund	2,314,882	775,491	17,938	757,553
Mid Cap Growth Fund	1,730,613	692,528	60,666	631,862
Mid Cap Value Fund	10,444,022	5,738,724	123,914	5,614,810
Multi-Cap Market Neutral Fund	255,487	66,272	3,557	62,715
Value Advantage Fund	8,094,058	1,792,991	61,672	1,731,319

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

At June 30, 2014, the Funds did not have post-enactment capital loss carryforwards.

At June 30, 2014, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018		Total
Mid Cap Growth Fund	$—	$—	$13,557	*	$13,557	*
Mid Cap Value Fund	—	—	34,731	*	34,731	*
Multi-Cap Market Neutral Fund	29,615	—	—		29,615

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014. Average borrowings from the Facility for the six months ended December 31, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Multi-Cap Market Neutral Fund	$21,128	0.21%	4	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

In addition, as of December 31, 2014, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	40.6%
Mid Cap Equity Fund	—	30.0
Multi-Cap Market Neutral Fund	89.1%	—
Value Advantage Fund	—	16.7

Additionally, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund each have one or more shareholders, each of which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

As of December 31, 2014, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Business Combinations

In November 2013, the Board of Trustees of JPM I approved management’s proposal to merge JPMorgan Mid Cap Core Fund (the “Target Fund”) into JPMorgan Mid Cap Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s Board of Trustees on November 19-21, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 14, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $1,111,228,000 and identified cost of approximately $904,208,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Mid Cap Core Fund				$207,020
Class A	1,967	$42,694	$21.70
Class C	77	1,648	21.48
Class R2	29	632	21.60
Class R5	4	87	21.87
Class R6	30,932	676,262	21.86
Select Class	17,884	390,167	21.82
Acquiring Fund
Mid Cap Equity Fund				407,160
Class A	1,999	85,802	42.92
Class C	386	16,354	42.32
Select Class	29,489	1,272,165	43.14

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
Mid Cap Equity Fund				$614,180
Class A	2,994	$128,496	$42.92
Class C	425	18,002	42.32
Class R2	15	632	42.92
Class R5	2	87	43.14
Class R6	15,676	676,262	43.14
Select Class	38,533	1,662,333	43.14

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows (amounts in thousands):

Net investment income (loss)	$7,170
Net realized/unrealized gains (losses)	555,924

Change in net assets resulting from operations	$563,094

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since March 14, 2014.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,046.90	$6.45	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,043.80	9.02	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,043.70	9.01	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R5
Actual	1,000.00	1,049.10	4.39	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,049.60	3.98	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Select Class
Actual	1,000.00	1,047.40	5.47	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,040.40	6.38	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,037.70	8.94	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,039.20	$7.66	1.49%
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,042.70	4.07	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,042.90	3.81	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,042.20	4.58	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,019.50	6.31	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,017.30	8.85	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,016.90	8.85	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,018.80	7.12	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R5
Actual	1,000.00	1,021.80	4.03	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,022.10	3.77	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,020.90	4.74	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

Mid Cap Value Fund
Class A
Actual	1,000.00	1,062.00	6.39	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,059.10	9.03	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,059.20	9.03	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,060.60	7.74	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Institutional Class
Actual	1,000.00	1,064.50	3.85	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,063.00	5.10	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual	$1,000.00	$1,016.10	$13.92	2.74%
Hypothetical	1,000.00	1,011.39	13.89	2.74
Class B
Actual	1,000.00	1,013.80	16.45	3.24
Hypothetical	1,000.00	1,008.87	16.41	3.24
Class C
Actual	1,000.00	1,013.80	16.40	3.23
Hypothetical	1,000.00	1,008.92	16.36	3.23
Select Class
Actual	1,000.00	1,017.80	12.61	2.48
Hypothetical	1,000.00	1,012.70	12.58	2.48

Value Advantage Fund
Class A
Actual	1,000.00	1,051.80	6.41	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,049.10	8.99	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual	1,000.00	1,054.80	3.83	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,053.10	5.12	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM I, including Mid Cap Equity Fund and Value Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMFMFG held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMFMFG, including Mid Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	248,045
Withheld	2,166

Dr. Matthew Goldstein
In Favor	247,867
Withheld	2,343

Robert J. Higgins
In Favor	193,893
Withheld	56,317

Frankie D. Hughes
In Favor	247,973
Withheld	2,237

Peter C. Marshall
In Favor	247,787
Withheld	2,423

Mary E. Martinez
In Favor	247,969
Withheld	2,241

Marilyn McCoy
In Favor	248,057
Withheld	2,153

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	248,056
Withheld	2,154

William G. Morton, Jr.
In Favor	247,904
Withheld	2,306

Robert A. Oden, Jr.
In Favor	247,855
Withheld	2,355

Marian U. Pardo
In Favor	248,110
Withheld	2,101

Frederick W. Ruebeck
In Favor	247,773
Withheld	2,437

James J. Schonbachler
In Favor	247,959
Withheld	2,251

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

J.P. Morgan Mutual Fund Investment Trust

JPMMFIT held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMMFIT, including Growth Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	215,054
Withheld	617

Dr. Matthew Goldstein
In Favor	215,008
Withheld	662

Robert J. Higgins
In Favor	208,280
Withheld	7,391

Frankie D. Hughes
In Favor	215,086
Withheld	584

Peter C. Marshall
In Favor	215,045
Withheld	625

Mary E. Martinez
In Favor	215,037
Withheld	633

Marilyn McCoy
In Favor	215,057
Withheld	614

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	215,054
Withheld	616

William G. Morton, Jr.
In Favor	215,030
Withheld	640

Robert A. Oden, Jr.
In Favor	215,047
Withheld	623

Marian U. Pardo
In Favor	215,021
Withheld	649

Frederick W. Ruebeck
In Favor	215,049
Withheld	621

James J. Schonbachler
In Favor	215,049
Withheld	622

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals.

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816
Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

Proposal 2: To approve the replacement of the fundamental investment objective for the Mid Cap Growth Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	13,083
Against	326
Abstain	229
Broker Non Votes	15,311

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	39,826
Against	593
Abstain	529
Broker Non Votes	12,639

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the

administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the first, first, and second quintiles for both Class A and Select Class shares for the one-, three- and five year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the third and first quintiles for Class A shares for the one- and three year periods ended December 31, 2013, respectively and in the second, first and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the first, second and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the fourth, first, and second quintiles for Class A shares and in the fourth, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the second, third and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Value Advantage Fund’s performance was in the fourth, second, and second quintiles for Class A shares and in the third, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2015. All rights reserved. December 2014.

SAN-MC-1214

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the
period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual
report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in
Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii)
of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether
the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5.
AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d))
regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I –
Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this
Form.

Included in Item 1.

ITEM 7.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is
filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3)
of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS
AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or
240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form
N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))
that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as
part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate
certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule
30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Investment Trust

By:

/s/ Robert L. Young

Robert L. Young

President and Principal Executive Officer

February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Robert L. Young

Robert L. Young

President and Principal Executive Officer

February 27, 2015

By:

/s/ Laura M. Del Prato

Laura M. Del Prato

Treasurer and Principal Financial Officer

February 27, 2015